                        ALTERNATIVE LOAN TRUST 2006-HY13
                                 Issuing Entity

                                FINAL TERM SHEET

                               (COUNTRYWIDE(R) LOGO)

                                  $883,972,100
                                  (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                             FREE WRITING PROSPECTUS

                             DATED DECEMBER 28, 2006

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HY13
            DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING JANUARY 25, 2007

The issuing entity will issue certificates, including the following classes of certificates, that are offered pursuant to this free writing prospectus:

                     INITIAL CLASS
                      CERTIFICATE
                    BALANCE/INITIAL     PASS-THROUGH
                  NOTIONAL AMOUNT (1)     RATE (2)
                  -------------------   ------------
Class 1-A-1         $202,747,000          Variable
Class 1-A-2         $ 25,359,000          Variable
Class 1-A-3         $  2,818,000          Variable
Class 2-A-1         $ 67,959,000          Variable
Class 2-A-2(4)      $ 22,653,000          Variable
Class 2-A-2X(4)     $ 22,653,000(3)        0.25000%
Class 2-A-3         $  5,528,000          Variable
Class 2-A-4(4)      $ 22,653,000          Variable
Class 2-A-4X(4)     $ 22,653,000           0.50000%
Class 2-A-5(4)      $ 22,653,000          Variable
Class 2-A-5X(4)     $ 22,653,000           0.37500%
Class 2-A-6(4)      $ 22,653,000          Variable
Class 2-A-6X(4)     $ 22,653,000           0.12500%
Class 2-A-7(4)      $ 22,653,000          Variable
Class 2-A-X         $ 96,140,000(3)       Variable
Class 3-A-1         $135,945,000          Variable
Class 3-A-2(4)      $ 45,315,000          Variable
Class 3-A-2X(4)     $ 45,315,000(3)       0.25425%
Class 3-A-3         $ 11,058,000          Variable
Class 3-A-4(4)      $ 45,315,000          Variable
Class 3-A-4X(4)     $ 45,315,000           0.50425%
Class 3-A-5(4)      $ 45,315,000          Variable

                     INITIAL CLASS
                      CERTIFICATE
                    BALANCE/INITIAL     PASS-THROUGH
                  NOTIONAL AMOUNT (1)     RATE (2)
                  -------------------   ------------
Class 3-A-5X(4)       $ 45,315,000         0.37925%
Class 3-A-6(4)        $ 45,315,000        Variable
Class 3-A-6X(4)       $ 45,315,000         0.12925%
Class 3-A-7(4)        $ 45,315,000        Variable
Class 3-A-7X(4)       $ 45,315,000         0.00425%
Class 4-A-1(4)        $316,754,000        Variable
Class 4-A-2           $ 14,060,000        Variable
Class 4-A-3(4)        $316,754,000        Variable
Class 4-A-3X(4)       $316,754,000        Variable
Class 4-A-4(4)        $316,754,000        Variable
Class 4-A-4X(4)       $316,754,000        Variable
Class 4-A-5(4)        $316,754,000        Variable
Class 4-A-5X(4)       $316,754,000        Variable
Class 4-A-6(4)        $316,754,000        Variable
Class 4-A-6X(4)       $316,754,000        Variable
Class A-R             $        100        Variable
Class I-M             $  5,513,000        Variable
Class I-B-1           $  2,940,000        Variable
Class I-B-2           $  1,715,000        Variable
Class II-M            $ 17,141,000        Variable
Class II-B-1          $  3,880,000        Variable
Class II-B-2          $  2,587,000        Variable

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus are listed, together with their pass-through rates and their initial ratings, in the tables under "Summary -- Description of the Certificates" beginning on page 5 of this free writing prospectus.

(3) The Class 2-A-2X, Class 2-A-X and Class 3-A-2X Certificates are interest only notional amount certificates and are not included in the aggregate class certificate balance of all of the certificates offered.

(4) The Class 2-A-4, Class 2-A-4X, Class 2-A-5, Class 2-A-5X, Class 2-A-6, Class 2-A-6X, Class 2-A-7, Class 3-A-4, Class 3-A-4X, Class 3-A-5, Class 3-A-5X, Class 3-A-6, Class 3-A-6X, Class 3-A-7, Class 3-A-7X, Class 4-A-3, Class 4-A-3X, Class 4-A-4, Class 4-A-4X, Class 4-A-5, Class 4-A-5X, Class 4-A-6 and Class 4-A-6X Certificates are exchangeable for certain proportions of the Class 2-A-2, Class 2-A-2X, Class 3-A-2, Class 3-A-2X and Class 4-A-1 Certificates as described in this free writing prospectus. The Class 2-A-4X, Class 2-A-5X, Class 2-A-6X, Class 3-A-4X, Class 3-A-5X, Class 3-A-6X, Class 3-A-7X, Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates are interest only notional amount certificates. The maximum initial class certificate balances or notional amounts of the exchangeable certificates are set forth in the table but are not included in the aggregate class certificate balance of all of the certificates offered.

                                     SUMMARY

ISSUING ENTITY

Alternative Loan Trust 2006-HY13, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of December 1, 2006 and the origination date for that mortgage loan (referred to as the "CUT-OFF DATE").

CLOSING DATE

On or about December 29, 2006.

THE MORTGAGE LOANS

The mortgage pool will consist of primarily 30-year conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties with an aggregate stated principal balance of approximately $891,774,562 as of the cut-off date. The mortgage pool will be divided into four separate groups. Each group of mortgage loans is referred to as a "loan group." Loan group 1 is sometimes referred to as Aggregate Loan Group I, and loan group 2, loan group 3 and loan group 4 are sometimes referred to collectively as Aggregate Loan Group II. The mortgage rate on each mortgage loan is fixed for a specific period after origination after which the mortgage rate is adjustable based on a specified index. The approximate aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date was as follows:

 LOAN    AGGREGATE STATED      FIXED RATE
GROUP   PRINCIPAL BALANCE   PERIOD (MONTHS)
-----   -----------------   ---------------
  1        $245,013,285           120
  2        $100,407,408           120
  3        $200,855,212            84
  4        $345,498,657            60

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance                                $245,013,285
Geographic Concentrations in excess of 10%:
   California                                                             69.64%
Weighted Average Original LTV Ratio                                       72.12%
Weighted Average Current Mortgage Rate                                    6.627%
Range of Current Mortgage Rates                                 5.625% to 8.500%
Average Current Principal Balance                                      $756,214
Range of Current Principal Balances                      $391,030 to $2,452,000
Weighted Average Remaining Term to Maturity                          360 months
Weighted Average FICO Credit Score                                          718
Weighted Average Gross Margin                                             2.254%
Weighted Average Minimum Mortgage Rate                                    2.254%

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance                                $100,407,408
Geographic Concentrations in excess of 10%:
   California                                                             62.59%
Weighted Average Original LTV Ratio                                       72.68%
Weighted Average Current Mortgage Rate                                    6.352%
Range of Current Mortgage Rates                                 5.500% to 7.125%
Average Current Principal Balance                                      $687,722
Range of Current Principal Balances                      $418,000 to $2,000,000
Weighted Average Remaining Term to Maturity                          360 months
Weighted Average FICO Credit Score                                          744
Weighted Average Gross Margin                                             2.250%
Weighted Average Minimum Mortgage Rate                                    2.250%

As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance                                $200,855,212
Geographic Concentrations in excess of 10%:
   California                                                             51.54%
Weighted Average Original LTV Ratio                                       73.20%
Weighted Average Current Mortgage Rate                                    6.190%
Range of Current Mortgage Rates                                 5.250% to 8.250%
Average Current Principal Balance                                      $625,717
Range of Current Principal Balances                      $420,000 to $1,750,000
Weighted Average Remaining Term to Maturity                          361 months
Weighted Average FICO Credit Score                                          741
Weighted Average Gross Margin                                             2.254%
Weighted Average Minimum Mortgage Rate                                    2.254%

As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance                                $345,498,657
Geographic Concentrations in excess of 10%:
   California                                                             56.06%
Weighted Average Original LTV Ratio                                       74.74%
Weighted Average Current Mortgage Rate                                    6.118%
Range of Current Mortgage Rates                                 3.990% to 8.250%
Average Current Principal Balance                                      $622,520
Range of Current Principal Balances                      $418,000 to $2,300,100
Weighted Average Remaining Term to Maturity                          360 months
Weighted Average FICO Credit Score                                          742
Weighted Average Gross Margin                                             2.257%
Weighted Average Minimum Mortgage Rate                                    2.262%

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                     INITIAL
                CLASS CERTIFICATE                                               INITIAL      INITIAL
                 BALANCE/INITIAL                                                 RATING       RATING
    CLASS      NOTIONAL AMOUNT (1)                     TYPE                    (S&P) (2)   (FITCH) (2)
    -----      -------------------   ---------------------------------------   ---------   -----------
OFFERED CERTIFICATES
Class 1-A-1        $202,747,000           Senior/Variable Pass-Through            AAA          AAA
                                                Rate/Super Senior
Class 1-A-2        $ 25,359,000           Senior/Variable Pass-Through            AAA          AAA
                                            Rate/Super Senior/Support
Class 1-A-3        $  2,818,000           Senior/Variable Pass-Through            AAA          AAA
                                                  Rate/Support
Class 2-A-1        $ 67,959,000           Senior/Variable Pass-Through            AAA          AAA
                                                Rate/Super Senior
Class 2-A-2        $ 22,653,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Depositable(3)
Class 2-A-2X       $ 22,653,000             Senior/Fixed Pass-Through             AAA          AAA
                                       Rate/Interest Only/Notional Amount/
                                                 Depositable(3)
Class 2-A-3        $  5,528,000           Senior/Variable Pass-Through            AAA          AAA
                                                  Rate/Support
Class 2-A-4        $ 22,653,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 2-A-4X       $ 22,653,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 2-A-5        $ 22,653,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 2-A-5X       $ 22,653,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 2-A-6        $ 22,653,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 2-A-6X       $ 22,653,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 2-A-7        $ 22,653,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 2-A-X        $ 96,140,000           Senior/Variable Pass-Through            AAA          AAA
                                       Rate/Interest Only/Notional Amount
Class 3-A-1        $135,945,000           Senior/Variable Pass-Through            AAA          AAA
                                                Rate/Super Senior
Class 3-A-2        $ 45,315,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Depositable(3)
Class 3-A-2X       $ 45,315,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                              Amount/Depositable(3)
Class 3-A-3        $ 11,058,000           Senior/Variable Pass-Through            AAA          AAA
                                                  Rate/Support
Class 3-A-4        $ 45,315,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 3-A-4X       $ 45,315,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 3-A-5        $ 45,315,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)

                     INITIAL
                CLASS CERTIFICATE                                               INITIAL      INITIAL
                 BALANCE/INITIAL                                                 RATING       RATING
    CLASS      NOTIONAL AMOUNT (1)                     TYPE                    (S&P) (2)   (FITCH) (2)
    -----      -------------------   ---------------------------------------   ---------   -----------
Class 3-A-5X       $ 45,315,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 3-A-6        $ 45,315,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 3-A-6X       $ 45,315,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 3-A-7        $ 45,315,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 3-A-7X       $ 45,315,000             Senior/Fixed Pass-Through             AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 4-A-1        $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Depositable(3)
Class 4-A-2        $ 14,060,000           Senior/Variable Pass-Through            AAA          AAA
                                                  Rate/Support
Class 4-A-3        $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 4-A-3X       $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 4-A-4        $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 4-A-4X       $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 4-A-5        $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 4-A-5X       $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class 4-A-6        $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                        Rate/Super Senior/Exchangeable(3)
Class 4-A-6X       $316,754,000           Senior/Variable Pass-Through            AAA          AAA
                                           Rate/Interest Only/Notional
                                             Amount/Exchangeable(3)
Class A-R          $        100           Senior/Variable Pass-Through            AAA          AAA
                                                  Rate/Residual
Class I-M          $  5,513,000      Subordinated/Variable Pass-Through Rate       AA          AA
Class I-B-1        $  2,940,000      Subordinated/Variable Pass-Through Rate       A            A
Class I-B-2        $  1,715,000      Subordinated/Variable Pass-Through Rate      BBB          BBB
Class II-M         $ 17,141,000      Subordinated/Variable Pass-Through Rate      N/R          AA
Class II-B-1       $  3,880,000      Subordinated/Variable Pass-Through Rate      N/R           A
Class II-B-2       $  2,587,000      Subordinated/Variable Pass-Through Rate      N/R          BBB

NON-OFFERED CERTIFICATES (4)
Class I-B-3        $  1,715,000      Subordinated/Variable Pass-Through Rate
Class I-B-4        $  1,348,000      Subordinated/Variable Pass-Through Rate
Class I-B-5        $    858,184      Subordinated/Variable Pass-Through Rate
Class II-B-3       $  1,293,000      Subordinated/Variable Pass-Through Rate

                     INITIAL
                CLASS CERTIFICATE                                               INITIAL      INITIAL
                 BALANCE/INITIAL                                                 RATING       RATING
    CLASS      NOTIONAL AMOUNT (1)                     TYPE                    (S&P) (2)   (FITCH) (2)
    -----      -------------------   ---------------------------------------   ---------   -----------
Class II-B-4       $  1,293,000      Subordinated/Variable Pass-Through Rate
Class II-B-5       $  1,295,277      Subordinated/Variable Pass-Through Rate
Class P-1(5)       $        100                Prepayment Charges
Class P-2(5)       $        100                Prepayment Charges
Class P-3(5)       $        100                Prepayment Charges
Class P-4(5)       $        100                Prepayment Charges

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Ratings, Inc. ("FITCH"). "N/R" indicates that the agency was not asked to rate the certificates. The Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4, Class II-B-5, Class P-1, Class P-2, Class P-3 and Class P-4 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) Certain proportions of the Class 2-A-2, Class 2-A-2X, Class 3-A-2, Class 3-A-2X and Class 4-A-1 Certificates may be deposited in exchange for certain proportions of the Class 2-A-4, Class 2-A-4X, Class 2-A-5, Class 2-A-5X, Class 2-A-6, Class 2-A-6X, Class 2-A-7, Class 3-A-4, Class 3-A-4X, Class 3-A-5, Class 3-A-5X, Class 3-A-6, Class 3-A-6X, Class 3-A-7, Class 3-A-7X, Class 4-A-3, Class 4-A-3X, Class 4-A-4, Class 4-A-4X, Class 4-A-5, Class 4-A-5X, Class 4-A-6 and Class 4-A-6X Certificates as described in this free writing prospectus under "Description of the Certificates--Exchangeable Certificates." The maximum initial class certificate balances or notional amounts of each of the Class 2-A-4, Class 2-A-4X, Class 2-A-5, Class 2-A-5X, Class 2-A-6, Class 2-A-6X, Class 2-A-7, Class 3-A-4, Class 3-A-4X, Class 3-A-5, Class 3-A-5X, Class 3-A-6, Class 3-A-6X, Class 3-A-7, Class 3-A-7X, Class 4-A-3, Class 4-A-3X, Class 4-A-4, Class 4-A-4X, Class 4-A-5, Class 4-A-5X, Class 4-A-6 and Class 4-A-6X Certificates are set forth in the table.

(4) The Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4, Class II-B-5, Class P-1, Class P-2, Class P-3 and Class P-4 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4, Class II-B-5, Class P-1, Class P-2, Class P-3 and Class P-4 Certificates is provided only to permit a better understanding of the offered certificates.

(5) This class of certificates also has a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in the related loan group that require the payment of a prepayment charge.

The certificates also will have the following characteristics:

                 RELATED    PASS-THROUGH    INTEREST ACCRUAL    INTEREST ACCRUAL
    CLASS      LOAN GROUP       RATE             PERIOD            CONVENTION
    -----      ----------   ------------   ------------------   ----------------
OFFERED CERTIFICATES
Class 1-A-1         1            (1)       calendar month (2)      30/360 (3)
Class 1-A-2         1            (1)       calendar month (2)      30/360 (3)
Class 1-A-3         1            (1)       calendar month (2)      30/360 (3)
Class 2-A-1         2            (4)       calendar month (2)      30/360 (3)
Class 2-A-2         2            (5)       calendar month (2)      30/360 (3)
Class 2-A-2X        2         0.25000%     calendar month (2)      30/360 (3)
Class 2-A-3         2            (4)       calendar month (2)      30/360 (3)
Class 2-A-4         2            (5)       calendar month (2)      30/360 (3)
Class 2-A-4X        2         0.50000%     calendar month (2)      30/360 (3)
Class 2-A-5         2            (5)       calendar month (2)      30/360 (3)
Class 2-A-5X        2         0.37500%     calendar month (2)      30/360 (3)
Class 2-A-6         2            (5)       calendar month (2)      30/360 (3)
Class 2-A-6X        2         0.12500%     calendar month (2)      30/360 (3)
Class 2-A-7         2            (4)       calendar month (2)      30/360 (3)
Class 2-A-X         2            (6)       calendar month (2)      30/360 (3)
Class 3-A-1         3            (7)       calendar month (2)      30/360 (3)
Class 3-A-2         3            (8)       calendar month (2)      30/360 (3)
Class 3-A-2X        3         0.25425%     calendar month (2)      30/360 (3)
Class 3-A-3         3            (7)       calendar month (2)      30/360 (3)
Class 3-A-4         3            (8)       calendar month (2)      30/360 (3)
Class 3-A-4X        3         0.50425%     calendar month (2)      30/360 (3)
Class 3-A-5         3            (8)       calendar month (2)      30/360 (3)
Class 3-A-5X        3         0.37925%     calendar month (2)      30/360 (3)
Class 3-A-6         3            (8)       calendar month (2)      30/360 (3)
Class 3-A-6X        3         0.12925%     calendar month (2)      30/360 (3)
Class 3-A-7         3            (8)       calendar month (2)      30/360 (3)
Class 3-A-7X        3         0.00425%     calendar month (2)      30/360 (3)
Class 4-A-1         4            (9)       calendar month (2)      30/360 (3)
Class 4-A-2         4            (9)       calendar month (2)      30/360 (3)
Class 4-A-3         4           (10)       calendar month (2)      30/360 (3)
Class 4-A-3X        4           (11)       calendar month (2)      30/360 (3)
Class 4-A-4         4           (10)       calendar month (2)      30/360 (3)
Class 4-A-4X        4           (11)       calendar month (2)      30/360 (3)
Class 4-A-5         4           (10)       calendar month (2)      30/360 (3)
Class 4-A-5X        4           (11)       calendar month (2)      30/360 (3)
Class 4-A-6         4           (10)       calendar month (2)      30/360 (3)
Class 4-A-6X        4           (11)       calendar month (2)      30/360 (3)
Class A-R           1            (1)       calendar month (2)      30/360 (3)
Class I-M           1            (1)       calendar month (2)      30/360 (3)
Class I-B-1         1            (1)       calendar month (2)      30/360 (3)
Class I-B-2         1            (1)       calendar month (2)      30/360 (3)
Class II-M     2, 3 and 4       (12)       calendar month (2)      30/360 (3)
Class II-B-1   2, 3 and 4       (12)       calendar month (2)      30/360 (3)
Class II-B-2   2, 3 and 4       (12)       calendar month (2)      30/360 (3)

NON-OFFERED CERTIFICATES
Class I-B-3         1            (1)       calendar month (2)      30/360 (3)
Class I-B-4         1            (1)       calendar month (2)      30/360 (3)
Class I-B-5         1            (1)       calendar month (2)      30/360 (3)
Class II-B-3   2, 3 and 4       (12)       calendar month (2)      30/360 (3)
Class II-B-4   2, 3 and 4       (12)       calendar month (2)      30/360 (3)
Class II-B-5   2, 3 and 4       (12)       calendar month (2)      30/360 (3)
Class P-1           1            N/A              N/A                 N/A
Class P-2           2            N/A              N/A                 N/A
Class P-3           3            N/A              N/A                 N/A
Class P-4           4            N/A              N/A                 N/A

----------
(1) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(2) The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360 day year divided into twelve 30 day months.

(4) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2 minus the pass-through rate of the Class 2-A-X Certificates.

(5) The pass-through rate for the Class 2-A-2, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2 minus the sum of (i) the pass-through rate of the Class 2-A-X Certificates and (ii) the pass-through rate of the Class 2-A-2X, Class 2-A-4X, Class 2-A-5X and Class 2-A-6X Certificates, respectively.

(6) The pass-through rate for the Class 2-A-X Certificates for the interest accrual period related to (x) any distribution date prior to the distribution date in December 2016 will be 0.16782%, and (y) any distribution date on or after the distribution date in December 2016, 0.00000%.

(7) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(8) The pass-through rate for the Class 3-A-2, Class 3-A-4, Class 3-A-5, Class 3-A-6 and Class 3-A-7 Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3 minus the pass-through rate of the Class 3-A-2X, Class 3-A-4X, Class 3-A-5X, Class 3-A-6X and Class 3-A-7X Certificates, respectively.

(9) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4.

(10) The pass-through rate for the Class 4-A-3, Class 4-A-4, Class 4-A-5 and Class 4-A-6 Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4, minus the pass-through rate of Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates, respectively.

(11) The pass-through rate for the Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates for the interest accrual period related to (x) any distribution date prior to the distribution date in December 2011 will be 0.43152%, 0.30652%, 0.18152% and 0.05652%, respectively, and (y) any distribution date on or after the distribution date in December 2011, 0.00000%.

(12) For the interest accrual period for any distribution date, the pass-through rate for each class of group II subordinated certificates will equal (i) the sum of the following for loan group 2, loan group 3 and loan group 4: the product of (x) the weighted average adjusted net mortgage rate of the mortgage loans in that loan group as of the first day of the prior calendar month and (y) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month, minus the aggregate class certificate balance of the senior certificates related to that loan group immediately prior to that distribution date, divided by
     (ii) the aggregate class certificate balance of the group II subordinated certificates immediately prior to that distribution date.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

       DESIGNATION             CLASSES OF CERTIFICATES
-------------------------   -----------------------------
     Group 1 Senior           Class 1-A-1, Class 1-A-2,
 Certificates or Group I      Class 1-A-3 and Class A-R
   Senior Certificates              Certificates

     Group 2 Senior           Class 2-A-1, Class 2-A-2,
      Certificates            Class 2-A-2X, Class 2-A-3
                            and Class 2-A-X Certificates

     Group 3 Senior           Class 3-A-1, Class 3-A-2,
      Certificates          Class 3-A-2X and Class 3-A-3
                                    Certificates

     Group 4 Senior          Class 4-A-1 and Class 4-A-2
      Certificates                  Certificates

     Group II Senior        Group 2 Senior Certificates,
      Certificates           Group 3 Senior Certificates
                                 and Group 4 Senior
                                    Certificates

   Senior Certificates      Group 1 Senior Certificates,
                            Group 2 Senior Certificates,
                             Group 3 Senior Certificates
                                 and Group 4 Senior
                                    Certificates

     Notional Amount         Class 2-A-2X, Class 2-A-4X,
 Certificates or Class X     Class 2-A-5X, Class 2-A-6X,
      Certificates            Class 2-A-X, Class 3-A-2X,
                             Class 3-A-4X, Class 3-A-5X,
                             Class 3-A-6X, Class 3-A-7X,
                             Class 4-A-3X, Class 4-A-4X,
                               Class 4-A-5X and Class
                                 4-A-6X Certificates

Depositable Certificates     Class 2-A-2, Class 2-A-2X,
                              Class 3-A-2, Class 3-A-2X
                            and Class 4-A-1 Certificates

Exchangeable Certificates    Class 2-A-4, Class 2-A-4X,
                             Class 2-A-5, Class 2-A-5X,
                             Class 2-A-6, Class 2-A-6X,
                              Class 2-A-7, Class 3-A-4,
                             Class 3-A-4X, Class 3-A-5,
                             Class 3-A-5X, Class 3-A-6,
                             Class 3-A-6X, Class 3-A-7,
                             Class 3-A-7X, Class 4-A-3,
                             Class 4-A-3X, Class 4-A-4,
                             Class 4-A-4X, Class 4-A-5,
                              Class 4-A-5X, Class 4-A-6
                            and Class 4-A-6X Certificates

Subordinated Certificates       Group I Subordinated
                              Certificates and Group II
                              Subordinated Certificates

  Group I Subordinated         Class I-M and Class I-B
      Certificates                  Certificates

  Group II Subordinated       Class II-M and Class II-B
      Certificates                  Certificates

       DESIGNATION             CLASSES OF CERTIFICATES
-------------------------   -----------------------------
  Class M Certificates        Class I-M and Class II-M
                                    Certificates

 Class I-B Certificates       Class I-B-1, Class I-B-2,
                            Class I-B-3, Class I-B-4 and
                              Class I-B-5 Certificates

 Class II-B Certificates     Class II-B-1, Class II-B-2,
                             Class II-B-3, Class II-B-4
                                         and
                              Class II-B-5 Certificates

  Class B Certificates        Class I-B and Class II-B
                                    Certificates

  Aggregate Certificate      Group I Senior Certificates
         Group I              and Group I Subordinated
                                    Certificates

  Aggregate Certificate     Group II Senior Certificates
        Group II              and Group II Subordinated
                                    Certificates

  Class P Certificates       Class P-1, Class P-2, Class
                                  P-3 and Class P-4
                                    Certificates

  Offered Certificates       Senior Certificates, Class
                            M, Class I-B-1, Class I-B-2,
                               Class II-B-1 and Class
                                 II-B-2 Certificates

RECORD DATE

The record date for each class of certificates and any distribution date will be the last business day of the month preceding the month of that distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) may elect to hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions on the next business day. The first distribution is scheduled for January 25, 2007.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the certificates (other than the group 4 senior certificates) is the distribution date in January 2037. The last scheduled distribution date for the group 4 senior certificates is February 2037. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the related mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page 8.

On each distribution date, to the extent funds are available from the related loan group, each class of interest-bearing certificates will be entitled to receive:

- interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, of such class immediately prior to that distribution date; and

-    any interest remaining unpaid from prior distribution dates; less

- any net interest shortfalls allocated to that class for that distribution date.

On each distribution date, each outstanding class of exchangeable certificates will be entitled to receive a proportionate share of the amounts distributed as interest on the related depositable certificates that have been deposited.

ALLOCATION OF INTEREST SHORTFALLS:

For any distribution date, the interest entitlement for each class of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group, resulting from:

-    prepayments on the mortgage loans and

- reductions in the interest rate on the related mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for the mortgage loans in a loan group on any distribution date will be allocated pro rata among all classes of the related senior certificates and the related classes of subordinated certificates, based on their respective entitlements (or in the case of the group II subordinated certificates, their respective entitlements arising from the portion of the mortgage loans in a loan group in aggregate loan group II evidenced by such subordinated certificates), in each case before taking into account any reduction in the amounts from net interest shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related certificates in the order described below under "-- Priority of Distributions Among Certificates", interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date. Any unpaid interest amount carried forward will not bear interest.

On each distribution date, each outstanding class of exchangeable certificates will be allocated a proportionate share of the net interest shortfalls allocated to the related depositable certificates that have been deposited.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, principal collections from the mortgage loans in a loan group are allocated to the senior certificates as set forth below, and any remainder is allocated to the related subordinated certificates:

- in the case of scheduled principal collections on the mortgage loans in that loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in the that loan group and

- in the case of principal prepayments on the mortgage loans in that loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing,

- no decrease in the senior prepayment percentage of any loan group in any aggregate loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in such aggregate loan group are satisfied and

- if the subordination percentage meets a certain threshold and certain conditions related to the loss and delinquency performance of the mortgage loans in an aggregate loan group are satisfied (referred to as the "TWO-TIMES TEST"), the applicable senior prepayment percentage will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Principal will be distributed on each class of certificates entitled to receive principal payments as described below under "--Amounts Available for Distributions on the Certificates."

On each distribution date, each outstanding class of exchangeable certificates (other than any notional amount certificates) will be entitled to receive a proportionate share of the amounts distributed as principal of the related classes of depositable certificates that have been deposited.

The classes of Class X Certificates are notional amount certificates and do not have class certificate balances but will bear interest during each interest accrual period on their respective outstanding notional amounts, which are calculated as described in this free writing prospectus under "Description of the Certificates -- Notional Amount Certificates."

EXCHANGING CERTIFICATES THROUGH COMBINATION AND RECOMBINATION

If you own depositable certificates, you will be able to exchange them for a proportionate interest in the related exchangeable certificates as shown on Annex I. We will issue the exchangeable certificates upon such exchange. You can exchange your depositable certificates for the related exchangeable certificates by notifying the trustee, depositing the correct proportions of the depositable certificates and paying an exchange fee. Principal of and/or interest on the depositable certificates so deposited is used to pay principal of and/or interest on the exchangeable certificates. Annex I lists the available combinations of the depositable certificates eligible for exchange and the exchangeable certificates.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will generally be calculated on a loan group by loan group basis and will consist of the following amounts for the mortgage loans in each loan group (after the fees and expenses described under the next heading are subtracted):

- all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

- all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

- net proceeds from the liquidation of defaulted mortgage loans in the loan group by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

- subsequent recoveries with respect to the mortgage loans in that loan group;

- partial or full prepayments of the mortgage loans in the loan group collected during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

- any substitution adjustment amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates in a certificate group on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

- the master servicing fee and additional servicing compensation due to the master servicer;

-    the portion of the trustee fee due to the trustee;

-    lender paid mortgage insurance premiums, if any;

- the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

- all prepayment charges (which are distributable only to the Class P Certificates); and

- all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the related certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.200% per annum with respect to any mortgage loan in aggregate loan group I and 0.175% per annum with respect to any mortgage loan in aggregate loan group II (each referred to as the master servicing fee rate) until the end of the initial fixed-rate period (including the date of adjustment of the mortgage rate) for that mortgage loan and multiplied by 0.375% and 0.200% per annum, respectively, thereafter. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (other than prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to liquidated mortgage loans as described under "Description of the Certificates -- Priority of Distributions Among Certificates".

Source and Priority of Distributions:

The master servicing fee and any additional servicing compensation will be paid to the master servicer from collections on the mortgage loans in the applicable aggregate loan group prior to any distributions on the related certificates.

PRIORITY OF DISTRIBUTIONS

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

- to interest on the interest-bearing classes of senior certificates related to that loan group, pro rata, based on their respective interest entitlements;

- to principal of the classes of senior certificates relating to that loan group (other than the related notional amount certificates), in the order and subject to the priorities set forth below;

- to interest on and principal of, as applicable, the classes of the senior certificates in the same aggregate certificate group but not relating to that loan group, in the order and subject to the priorities described under "Description of the Certificates -- Principal -- Transfer Payments" in this free writing prospectus;

- from remaining available funds from each of the loan groups to interest on and then principal of each related class of subordinated certificates, in the order of their priority of distributions, beginning with the related class of Class M Certificates, in each case subject to the limitations set forth below; and

-    from any remaining available funds, to the Class A-R Certificates.

Principal

On each distribution date, the principal amount related to a loan group will be distributed as described above under "--Priority of Distributions Among Certificates" as principal first with respect to the related classes of senior certificates in an amount up to the related senior principal distribution amount, and second as principal of the related classes of subordinated certificates, in an amount up to the related subordinated principal distribution amount.

Senior Certificates:

On each distribution date, the principal amount, related to a loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates:

-    with respect to loan group 1 in the following order:

     - to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

     - concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

-    with respect to loan group 2, concurrently:

     - sequentially, to the Class 2-A-1 and Class 2-A-2 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

     - to the Class 2-A-3 Certificates, until its class certificate balance is reduced to zero;

-    with respect to loan group 3, concurrently:

     - sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

     - to the Class 3-A-3 Certificates, until its class certificate balance is reduced to zero; and

- with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount for each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the related subordinated certificates in order of their distribution priorities, beginning with the related class of Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the applicable subordinated principal distribution amount from the related aggregate loan group (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class of subordinated certificates in an aggregate certificate group (other than the class of subordinated certificates in that aggregate certificate group then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class or classes (referred to as a "restricted class"), the restricted class will not receive distributions of principal prepayments. Instead, the portion of principal prepayments from an aggregate loan group otherwise distributable to the restricted classes will be allocated to those classes of related subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

ALLOCATION OF REALIZED LOSSES

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated in the following order:

- to the related subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates in the same aggregate certificate group outstanding, with the lowest distribution priority, until their respective class certificate balances are reduced to zero, and

- to the related classes of senior certificates (other than the related notional amount certificates), as follows: (i) any realized losses on the mortgage loans in loan group 1 will be allocated, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero; (ii) any realized losses on the mortgage loans in loan group 2 will be allocated, first, to the Class 2-A-3 Certificates and then, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero; (iii) any realized losses on the mortgage loans in loan group 3 will be allocated, first, to the Class 3-A-3 Certificates and then, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and (iv) any realized losses on the mortgage loans in loan group 4 will be allocated, sequentially, to the Class 4-A-2 and Class 4-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero.

On each distribution date, the class certificate balance of each outstanding class of exchangeable certificates (other than any notional amount certificates) will be reduced by a proportionate share of the amount of the realized losses allocated on that distribution date to the related classes of depositable certificates that have been deposited.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of all classes of certificates in an aggregate certificate group exceeds the aggregate stated principal balance of the mortgage loans in the related aggregate loan group, then the class certificate balance of the class of subordinated certificates in that aggregate certificate group then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

CREDIT ENHANCEMENT

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates in each aggregate certificate group will have a distribution priority over the related classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the related class of Class M Certificates will have a distribution priority over the related classes of Class B Certificates. Within the Class B Certificates in an aggregate certificate group, each class of Class B Certificates will have a distribution priority over those classes of Class B Certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the related classes of subordinated certificates, beginning with the related class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the related notional amount certificates) related to that loan group in accordance with the priorities set forth above under "-- Allocation of Realized Losses."

Additionally, as described above under "-- Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of the principal prepayments between the related senior certificates and the related subordinated certificates) will exceed the related senior percentage (which represents the applicable senior certificates' pro rata percentage interest in the mortgage loans in the related loan group) for the first 11 years. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the related senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage loans in the related aggregate loan group evidenced by the related subordinated certificates. Increasing the respective interest of a group of subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by those subordinated certificates.

There is no cross-collateralization between aggregate loan groups.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased or purchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of an aggregate loan group and retire all the outstanding classes of certificates in the related aggregate certificate group on or after the distribution date on which the aggregate stated principal balance of the mortgage loans in such aggregate loan group and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans in that aggregate loan group as of the cut-off date.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

LEGAL INVESTMENT

The senior certificates and the Class I-M and Class II-M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                                  LOAN GROUP 1

                            CURRENT MORTGAGE RATES(1)

                                                                                      WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT     VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 1        ($)       (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  --------
5.625.........................       2    $    890,000.00      0.36%     445,000.00     360        741      79.82
5.750.........................       1         430,000.00      0.18      430,000.00     360        698      64.66
5.875.........................      12       9,119,370.50      3.72      759,947.54     360        726      73.03
6.000.........................       9       7,222,405.00      2.95      802,489.44     360        734      64.13
6.125.........................      10       7,794,118.87      3.18      779,411.89     359        733      74.62
6.250.........................      29      22,733,249.85      9.28      783,905.17     360        722      70.40
6.375.........................      33      28,367,696.57     11.58      859,627.17     360        723      71.39
6.395.........................       1         594,000.00      0.24      594,000.00     360        648      90.00
6.500.........................      58      45,048,534.75     18.39      776,698.88     360        728      71.38
6.625.........................      37      26,350,504.46     10.75      712,175.80     360        700      73.34
6.750.........................      45      33,961,683.59     13.86      754,704.08     359        717      71.58
6.875.........................      35      24,806,629.78     10.12      708,760.85     363        717      71.89
7.000.........................      11       8,559,855.40      3.49      778,168.67     359        715      75.85
7.125.........................       9       6,495,200.00      2.65      721,688.89     360        706      77.24
7.250.........................       9       4,454,691.00      1.82      494,965.67     360        690      78.37
7.375.........................       5       4,124,767.00      1.68      824,953.40     360        703      76.22
7.500.........................       9       7,777,887.92      3.17      864,209.77     360        720      72.05
7.625.........................       2       1,165,230.00      0.48      582,615.00     360        637      72.74
7.750.........................       1       1,000,000.00      0.41    1,000,000.00     360        778      61.35
7.875.........................       1         440,000.00      0.18      440,000.00     359        756      80.00
8.000.........................       2       1,119,960.00      0.46      559,980.00     360        751      78.09
8.125.........................       1       1,440,000.00      0.59    1,440,000.00     360        654      63.72
8.500.........................       2       1,117,500.00      0.46      558,750.00     360        686      75.81
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 1 mortgage loans (as so adjusted) was approximately 6.626% per annum. Without the adjustment, the weighted average current mortgage rate of the group 1 mortgage loans was approximately 6.627% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF CURRENT                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
MORTGAGE LOAN                   MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  --------
350,000.01 - 400,000.00.......       1    $    391,030.40      0.16%     391,030.40    7.000      357        758      70.00
400,000.01 - 450,000.00.......      47      20,495,254.77      8.36      436,069.25    6.684      360        718      76.47
450,000.01 - 500,000.00.......      50      23,718,310.91      9.68      474,366.22    6.642      359        711      75.19
500,000.01 - 550,000.00.......      30      15,584,466.00      6.36      519,482.20    6.612      360        703      75.67
550,000.01 - 600,000.00.......      37      21,521,887.75      8.78      581,672.64    6.663      360        700      76.88
600,000.01 - 650,000.00.......      34      21,688,195.28      8.85      637,888.10    6.670      360        703      72.46
650,000.01 - 700,000.00.......      14       9,474,950.00      3.87      676,782.14    6.688      368        715      75.35
700,000.01 - 750,000.00.......       7       5,043,586.00      2.06      720,512.29    6.660      360        696      75.42
750,000.01 -  1,000,000.00....      48      42,304,644.45     17.27      881,346.76    6.567      360        726      68.64
1,000,000.01 - 1,500,000.00...      33      41,860,288.59     17.08    1,268,493.59    6.666      360        729      67.42
1,500,000.01 - 2,000,000.00...      19      34,026,157.54     13.89    1,790,850.40    6.462      360        732      71.24
2,000,000.01 and Above........       4       8,904,513.00      3.63    2,226,128.25    6.937      360        723      72.25
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 1 mortgage loans was approximately $756,214.

                              FICO CREDIT SCORES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------------------     --------  ---------------  ----------  ------------  --------  ---------  --------  --------
659 or Less...................      39    $ 24,763,143.12     10.11%    634,952.39     6.797      360        643      74.11
660-679.......................      51      36,516,140.47     14.90     716,002.75     6.679      362        669      75.41
680-699.......................      53      38,319,218.84     15.64     723,004.13     6.600      360        689      71.92
700-719.......................      33      23,836,172.86      9.73     722,308.27     6.706      360        710      72.54
720 or Greater................     148     121,578,609.40     49.62     821,477.09     6.571      360        759      70.71
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 1 mortgage loans was approximately 718.

                             DOCUMENTATION PROGRAMS

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAMS            LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Alternative...................      15    $  9,588,345.64      3.91%    639,223.04     6.583      360        665      76.99
Full..........................      17      12,577,717.48      5.13     739,865.73     6.535      359        719      74.01
No Ratio......................      25      15,985,408.88      6.52     639,416.36     6.665      360        739      73.00
No Income/No Asset............       6       3,236,000.00      1.32     539,333.33     6.808      360        734      66.11
Preferred.....................       5       3,150,312.57      1.29     630,062.51     6.323      359        742      73.14
Reduced.......................     248     195,402,062.12     79.75     787,911.54     6.633      360        719      71.75
Stated Income/Stated Asset....       8       5,073,438.00      2.07     634,179.75     6.664      359        701      73.00
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------        --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 or Less.................      12    $ 10,883,500.00      4.44%     906,958.33    6.434      360        732      43.07
50.01 to 55.00................       8       6,620,688.01      2.70      827,586.00    6.587      360        758      52.72
55.01 to 60.00................      11      11,965,646.77      4.88    1,087,786.07    6.597      360        728      58.43
60.01 to 65.00................      27      25,312,076.09     10.33      937,484.30    6.682      359        728      62.86
65.01 to 70.00................      40      35,200,117.27     14.37      880,002.93    6.559      360        717      68.56
70.01 to 75.00................      42      31,882,665.39     13.01      759,111.08    6.731      362        710      73.53
75.01 to 80.00................     182     122,079,591.16     49.83      670,766.98    6.629      360        715      79.54
85.01 to 90.00................       2       1,069,000.00      0.44      534,500.00    6.875      360        660      88.95
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 1 mortgage loans was approximately 72.12%.

(2) Does not take into account any secondary financing on the group 1 mortgage loans that may exist at the time of origination.

                  COMBINED ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF                           OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
COMBINED ORIGINAL LOAN-TO-      MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
VALUE RATIOS (%)                  LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------------------      --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 or Less.................      11    $  9,883,500.00      4.03%    898,500.00     6.427      360        732      42.61
50.01 to 55.00................       8       6,970,688.01      2.85     871,336.00     6.571      360        755      51.85
55.01 to 60.00................       6       5,845,646.77      2.39     974,274.46     6.332      360        730      57.60
60.01 to 65.00................      22      20,022,638.59      8.17     910,119.94     6.601      359        717      62.88
65.01 to 70.00................      36      30,058,762.58     12.27     834,965.63     6.557      360        720      68.16
70.01 to 75.00................      36      28,417,024.08     11.60     789,361.78     6.699      362        710      71.88
75.01 to 80.00................      96      71,744,699.90     29.28     747,340.62     6.636      360        729      78.52
80.01 to 85.00................      14      11,887,537.50      4.85     849,109.82     6.571      359        711      73.83
85.01 to 90.00................      43      30,831,864.98     12.58     717,020.12     6.759      360        689      76.74
90.01 to 95.00................      12       7,561,272.50      3.09     630,106.04     6.614      360        698      78.95
95.01 to 100.00...............      40      21,789,649.78      8.89     544,741.24     6.664      360        725      79.27
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average combined original Loan-to-Value Ratio of the group 1 mortgage loans was approximately 77.08%.

(2) Does not take into account any secondary financing on the group 1 mortgage loans that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------                 --------  ---------------  ----------  ------------  --------  ---------  --------  --------
California....................     224    $170,638,106.30     69.64%     761,777.26    6.635      360        719      71.89
Florida.......................      25      18,162,541.67      7.41      726,501.67    6.645      360        707      74.06
Maryland......................      10       7,931,324.50      3.24      793,132.45    6.646      359        695      74.84
Nevada........................      11       7,534,207.09      3.08      684,927.92    6.563      360        705      70.91
Hawaii........................       5       5,331,823.50      2.18    1,066,364.70    6.409      360        744      73.39
New York......................       7       5,239,152.05      2.14      748,450.29    6.658      359        729      69.74
Other.........................      42      30,176,129.58     12.32      718,479.28    6.618      360        723      72.02
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) The Other row in the preceding table includes sixteen other states with under 2% concentration individually. As of the cut-off date, no more than approximately 3.032% of the group 1 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Purchase......................     112    $ 80,391,493.28     32.81%    717,781.19     6.674      360        724      77.28
Refinance (rate/term).........      92      72,441,190.19     29.57     787,404.24     6.552      361        720      69.43
Refinance (cash-out)..........     120      92,180,601.22     37.62     768,171.68     6.646      360        711      69.74
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------                   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
2 to 4 Family Residence ......       9    $  7,546,000.00      3.08%    838,444.44     7.012      360        757      71.32
Condominium ..................      46      31,534,473.00     12.87     685,532.02     6.544      360        732      70.11
Planned Unit Development .....      73      65,755,014.94     26.84     900,753.63     6.578      361        720      72.36
Single Family Residence ......     196     140,177,796.75     57.21     715,192.84     6.649      360        712      72.51
                                   ---    ---------------    ------
   TOTAL .....................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                               OCCUPANCY TYPES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------                  --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Investment Property ..........      39    $ 25,154,349.00     10.27%    644,983.31     6.790      360        742      71.08
Primary Residence ............     265     201,617,056.18     82.29     760,819.08     6.617      360        714      72.57
Secondary Residence ..........      20      18,241,879.51      7.45     912,093.98     6.516      360        733      68.61
                                   ---    ---------------    ------
   TOTAL .....................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                         WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    FICO    LOAN-TO-
REMAINING TERM                  MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   CREDIT     VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)    SCORE   RATIO(%)
--------------------            --------  ---------------  ----------  ------------  --------  --------  --------
354 ..........................       1    $  1,499,437.50      0.61%   1,499,437.50    6.750      737      62.77
355 ..........................       2         952,862.57      0.39      476,431.29    6.697      685      57.62
357 ..........................       6       3,595,007.59      1.47      599,167.93    6.530      694      77.22
358 ..........................       9       6,008,822.08      2.45      667,646.90    6.738      711      74.39
359 ..........................      64      49,778,580.95     20.32      777,790.33    6.549      724      71.19
360 ..........................     241     182,498,574.00     74.49      757,255.49    6.645      718      72.35
480 ..........................       1         680,000.00      0.28      680,000.00    6.875      667      73.91
                                   ---    ---------------    ------
   TOTAL .....................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 1 mortgage loans was approximately 360 months.

                                  LOAN PROGRAMS

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PROGRAM                      LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
One-Year LIBOR ...............     318    $241,897,254.29     98.73%    760,683.19     6.624      360        718      72.21
Six-Month LIBOR ..............       6       3,116,030.40      1.27     519,338.40     6.891      358        721      65.32
                                   ---    ---------------    ------
   TOTAL .....................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                                GROSS MARGINS(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  --------
2.250 ........................     321    $243,395,484.69     99.34%    758,241.39     6.628      360        718      72.08
2.750 ........................       2       1,023,800.00      0.42     511,900.00     6.345      358        760      72.20
2.875 ........................       1         594,000.00      0.24     594,000.00     6.875      360        648      90.00
                                   ---    ---------------    ------
   TOTAL .....................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the group 1 mortgage loans was approximately 2.254%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
June 1, 2016 .................       1    $  1,499,437.50      0.61%   1,499,437.50    6.750      354        737      62.77
July 1, 2016 .................       2         952,862.57      0.39      476,431.29    6.697      355        685      57.62
September 1, 2016 ............       6       3,595,007.59      1.47      599,167.93    6.530      357        694      77.22
October 1, 2016 ..............       9       6,008,822.08      2.45      667,646.90    6.738      358        711      74.39
November 1, 2016 .............      64      49,778,580.95     20.32      777,790.33    6.549      359        724      71.19
December 1, 2016 .............     211     164,908,276.00     67.31      781,555.81    6.637      360        719      71.83
January 1, 2017 ..............      31      18,270,298.00      7.46      589,364.45    6.722      360        701      77.11
                                   ---    ---------------    ------
   TOTAL .....................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF NUMBER OF MONTHS          OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
TO INITIAL RATE ADJUSTMENT      MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
DATE                              LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------------------      --------  ---------------  ----------  ------------  --------  ---------  --------  --------
85 - 120......................      293   $226,742,986.69     92.54%    773,866.85     6.620      360        720      71.72
121 or Above..................       31     18,270,298.00      7.46     589,364.45     6.722      360        701      77.11
                                    ---   ---------------    ------
   TOTAL......................      324   $245,013,284.69    100.00%
                                    ===   ===============    ======

                            INITIAL PERIODIC RATE CAP

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------------------   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
5.000.........................     318    $241,897,254.29     98.73%    760,683.19     6.624      360        718      72.21
6.000.........................       6       3,116,030.40      1.27     519,338.40     6.891      358        721      65.32
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
SUBSEQUENT PERIODIC             MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RATE CAP (%)                      LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------             --------  ---------------  ----------  ------------  --------  ---------  --------  --------
2.000.........................     324    $245,013,284.69    100.00%    756,213.84     6.627      360        718      72.12
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  --------  ---------  --------  --------
2.250.........................     321    $243,395,484.69     99.34%    758,241.39     6.628      360        718      72.08
2.750.........................       2       1,023,800.00      0.42     511,900.00     6.345      358        760      72.20
2.875.........................       1         594,000.00      0.24     594,000.00     6.875      360        648      90.00
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 1 mortgage loans was approximately 2.254% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INTEREST-ONLY PERIOD (MONTHS)     LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------------------   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0.............................      22    $ 15,343,054.49      6.26%    697,411.57     6.540      359        713      73.02
120...........................     302     229,670,230.20     93.74     760,497.45     6.633      360        719      72.06
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 1        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------               --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0.............................     171    $141,276,785.11     57.66%    826,180.03     6.687      360        724      71.57
6.............................       1         450,000.00      0.18     450,000.00     6.625      359        773      75.00
7.............................       1         391,030.40      0.16     391,030.40     7.000      357        758      70.00
12............................      96      64,903,697.41     26.49     676,080.18     6.501      360        706      71.62
36............................      27      19,367,922.27      7.90     717,330.45     6.630      359        728      72.54
60............................      28      18,623,849.50      7.60     665,137.48     6.608      360        701      77.60
                                   ---    ---------------    ------
   TOTAL......................     324    $245,013,284.69    100.00%
                                   ===    ===============    ======

                                  LOAN GROUP 2

                            CURRENT MORTGAGE RATES(1)

                                                                                      WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT     VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2        ($)       (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  --------
5.500 ........................       3    $  2,954,682.92      2.94%     984,894.31     355        743      67.09
5.625 ........................       1       1,000,000.00      1.00    1,000,000.00     360        726      75.47
5.750 ........................       4       2,106,877.06      2.10      526,719.27     359        751      74.38
5.875 ........................       6       3,165,258.63      3.15      527,543.11     359        747      75.16
6.000 ........................       3       2,710,000.00      2.70      903,333.33     360        762      55.71
6.125 ........................      18      16,093,900.56     16.03      894,105.59     360        744      72.06
6.250 ........................      25      16,156,912.33     16.09      646,276.49     363        742      69.67
6.375 ........................      28      19,335,295.00     19.26      690,546.25     362        745      73.25
6.500 ........................      19      11,919,663.25     11.87      627,350.70     359        747      73.88
6.625 ........................      20      11,463,494.93     11.42      573,174.75     359        747      75.12
6.750 ........................       5       4,279,600.00      4.26      855,920.00     360        728      73.31
6.875 ........................      11       7,063,051.17      7.03      642,095.56     360        743      79.21
7.000 ........................       2       1,158,671.69      1.15      579,335.85     359        725      80.00
7.125 ........................       1       1,000,000.00      1.00    1,000,000.00     359        718      68.97
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 2 mortgage loans (as so adjusted) was approximately 6.352% per annum. Without the adjustment, the weighted average current mortgage rate of the group 2 mortgage loans was approximately 6.352% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF CURRENT                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
MORTGAGE LOAN                   MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  --------
400,000.01 - 450,000.00 ......      17    $  7,372,805.67      7.34%     433,694.45    6.519      374        731      74.49
450,000.01 - 500,000.00 ......      28      13,346,632.12     13.29      476,665.43    6.384      359        745      76.10
500,000.01 - 550,000.00 ......      21      11,024,843.06     10.98      524,992.53    6.339      359        749      70.06
550,000.01 - 600,000.00 ......      15       8,750,440.77      8.71      583,362.72    6.341      360        722      75.46
600,000.01 - 650,000.00 ......      20      12,396,558.00     12.35      619,827.90    6.287      360        741      77.06
650,000.01 - 700,000.00 ......       4       2,700,297.00      2.69      675,074.25    6.534      360        733      78.47
700,000.01 - 750,000.00 ......       4       2,887,374.00      2.88      721,843.50    6.312      360        748      73.45
750,000.01 - 1,000,000.00 ....      23      21,019,676.00     20.93      913,898.96    6.370      360        754      69.39
1,000,000.01 - 1,500,000.00 ..       9      11,998,057.92     11.95    1,333,117.55    6.265      358        747      70.39
1,500,000.01 - 2,000,000.00 ..       5       8,910,723.00      8.87    1,782,144.60    6.313      360        744      69.33
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 2 mortgage loans was approximately $687,722.

                              FICO CREDIT SCORES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------------------     --------  ---------------  ----------  ------------  --------  ---------  --------  --------
660-679 ......................       5    $  2,313,442.00      2.30%    462,688.40     6.546      360        668      75.43
680-699 ......................      11       5,833,102.17      5.81     530,282.02     6.311      360        689      78.43
700-719 ......................      26      17,644,977.79     17.57     678,652.99     6.447      359        711      74.75
720 or Greater ...............     104      74,615,885.58     74.31     717,460.44     6.326      361        758      71.65
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 2 mortgage loans was approximately 744.

                             DOCUMENTATION PROGRAMS

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAMS            LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Alternative ..................      36    $ 25,272,102.98     25.17%    702,002.86     6.319      360        741      73.39
CLUES Plus ...................       5       3,263,097.00      3.25     652,619.40     6.408      358        727      74.00
Full .........................      29      21,910,722.50     21.82     755,542.16     6.362      362        731      73.13
Preferred ....................      76      49,961,485.06     49.76     657,387.96     6.360      360        752      72.04
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------        --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 or Less ................       6    $  3,909,500.00      3.89%     651,583.33    6.211      360        743      37.99
50.01 to 55.00 ...............       5       5,486,500.00      5.46    1,097,300.00    6.262      360        746      53.48
55.01 to 60.00 ...............       6       5,234,710.92      5.21      872,451.82    5.970      357        748      58.40
60.01 to 65.00 ...............       7       6,009,008.00      5.98      858,429.71    6.249      360        747      61.71
65.01 to 70.00 ...............      13       8,221,416.00      8.19      632,416.62    6.473      360        736      68.55
70.01 to 75.00 ...............      17      12,000,229.58     11.95      705,895.86    6.358      368        752      73.26
75.01 to 80.00 ...............      89      58,132,584.41     57.90      653,175.11    6.406      360        743      79.42
80.01 to 85.00 ...............       1         452,797.00      0.45      452,797.00    5.875      358        787      80.10
85.01 to 90.00 ...............       2         960,661.63      0.96      480,330.82    5.999      353        721      86.54
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 2 mortgage loans was approximately 72.68%.

(2) Does not take into account any secondary financing on the group 2 mortgage loans that may exist at the time of origination.

                  COMBINED ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF                           OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
COMBINED ORIGINAL               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------        --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 or Less ................       6    $  3,909,500.00      3.89%     651,583.33    6.211      360        743      37.99
50.01 to 55.00 ...............       5       5,486,500.00      5.46    1,097,300.00    6.262      360        746      53.48
55.01 to 60.00 ...............       6       5,234,710.92      5.21      872,451.82    5.970      357        748      58.40
60.01 to 65.00 ...............       5       4,379,008.00      4.36      875,801.60    6.174      360        737      61.54
65.01 to 70.00 ...............      13       8,221,416.00      8.19      632,416.62    6.473      360        736      68.55
70.01 to 75.00 ...............      16      11,000,229.58     10.96      687,514.35    6.367      369        755      73.19
75.01 to 80.00 ...............      52      34,817,507.34     34.68      669,567.45    6.439      360        743      79.27
80.01 to 85.00 ...............       8       6,085,031.56      6.06      760,628.95    6.457      360        757      75.65
85.01 to 90.00 ...............      27      17,258,312.14     17.19      639,196.75    6.303      359        748      79.41
90.01 to 95.00 ...............       4       2,078,392.00      2.07      519,598.00    6.201      359        688      80.00
95.01 to 100.00 ..............       4       1,936,800.00      1.93      484,200.00    6.410      360        714      80.00
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average combined original Loan-to-Value Ratio of the group 2 mortgage loans was approximately 75.57%.

(2) Does not take into account any secondary financing on the group 2 mortgage loans that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------                 --------  ---------------  ----------  ------------  --------  ---------  --------  --------
California ...................      95    $ 62,840,081.41     62.59%     661,474.54    6.345      361        743      73.33
Florida ......................       6       5,275,799.69      5.25      879,299.95    6.316      359        749      65.89
Colorado .....................       4       4,779,044.55      4.76    1,194,761.14    5.924      356        738      60.08
Virginia .....................       6       3,893,600.00      3.88      648,933.33    6.502      359        723      78.48
New York .....................       5       3,369,977.83      3.36      673,995.57    6.391      358        751      71.20
Connecticut ..................       3       2,967,000.00      2.95      989,000.00    6.728      360        744      75.06
Other ........................      27      17,281,904.06     17.21      640,070.52    6.399      359        752      74.46
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) The Other row in the preceding table includes sixteen other states with under 2% concentration individually. As of the cut-off date, no more than approximately 2.831% of the group 2 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Purchase .....................      61    $ 42,802,955.08     42.63%    701,687.79     6.319      360        752      77.33
Refinance (rate/term) ........      39      30,521,167.95      30.4     782,594.05     6.415      361        744      70.33
Refinance (cash-out) .........      46      27,083,284.51     26.97     588,767.05     6.332      362        732      67.98
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------                   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
2 to 4 Family Residence ......       2    $  1,276,980.00      1.27%    638,490.00     6.305      359        732      76.30
Condominium ..................      17      10,448,593.61     10.41     614,623.15     6.398      359        737      72.19
Cooperative ..................       1         960,000.00      0.96     960,000.00     6.250      359        758      80.00
Planned Unit Development .....      37      26,880,074.00     26.77     726,488.49     6.352      359        750      73.79
Single Family Residence ......      89      60,841,759.93     60.59     683,615.28     6.346      361        742      72.08
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                               OCCUPANCY TYPES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------                  --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Primary Residence ............     131    $ 88,788,411.93     88.43%    677,774.14     6.323      361        743      72.50
Secondary Residence ..........      15      11,618,995.61     11.57     774,599.71     6.568      360        750      74.02
                                   ---    ---------------    ------
   TOTAL .....................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                         WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    FICO    LOAN-TO-
REMAINING TERM                  MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   CREDIT     VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)    SCORE   RATIO(%)
--------------------            --------  ---------------  ----------  ------------  --------  --------  --------
348...........................       1    $  1,342,682.92      1.34%   1,342,682.92    5.500      740      58.39
350...........................       1         476,800.00      0.47      476,800.00    6.125      703      86.22
355...........................       1         483,861.63      0.48      483,861.63    5.875      739      86.85
356...........................       1       1,339,875.00      1.33    1,339,875.00    6.625      752      79.99
357...........................       2         927,127.59      0.92      463,563.80    6.558      757      75.99
358...........................       9       5,117,945.92      5.10      568,660.66    6.459      756      73.95
359...........................      25      17,575,159.15     17.50      703,006.37    6.456      741      74.86
360...........................     104      72,267,035.00     71.97      694,875.34    6.332      744      71.95
476...........................       1         437,920.33      0.44      437,920.33    6.250      729      75.00
480...........................       1         439,000.00      0.44      439,000.00    6.375      801      72.56
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 2 mortgage loans was approximately 360 months.

                                  LOAN PROGRAMS

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PROGRAM                      LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
One-Year LIBOR................     146    $100,407,407.54    100.00%    687,721.97    6.352      360        744      72.68
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                                GROSS MARGINS(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  --------
2.25..........................     146    $100,407,407.54    100.00%    687,721.97    6.352      360        744      72.68
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the group 2 mortgage loans was approximately 2.250%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
December 1, 2015..............       1    $  1,342,682.92      1.34%   1,342,682.92    5.500      348        740      58.39
February 1, 2016..............       1         476,800.00      0.47      476,800.00    6.125      350        703      86.22
July 1, 2016..................       1         483,861.63      0.48      483,861.63    5.875      355        739      86.85
August 1, 2016................       2       1,777,795.33      1.77      888,897.67    6.533      386        746      78.76
September 1, 2016.............       2         927,127.59      0.92      463,563.80    6.558      357        757      75.99
October 1, 2016...............       9       5,117,945.92      5.10      568,660.66    6.459      358        756      73.95
November 1, 2016..............      25      17,575,159.15     17.50      703,006.37    6.456      359        741      74.86
December 1, 2016..............      80      56,494,545.00     56.27      706,181.81    6.344      361        744      71.46
January 1, 2017...............      25      16,211,490.00     16.15      648,459.60    6.293      360        743      73.68
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF NUMBER OF MONTHS TO    MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
85 - 120......................     121    $ 84,195,917.54     83.85     695,834.03    6.363      361        744      72.49
121 and Above.................      25      16,211,490.00     16.15     648,459.60    6.293      360        743      73.68
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                            INITIAL PERIODIC RATE CAP

                                                                                               WEIGHTED             WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
5.000.........................     146    $100,407,407.54    100.00%    687,721.97    6.352      360        744      72.68
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
SUBSEQUENT                      MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
2.000.........................     146    $100,407,407.54    100.00%    687,721.97    6.352      360        744      72.68
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  --------  ---------  --------  --------
2.250.........................     146    $100,407,407.54    100.00%    687,721.97     6.352      360        744      72.68
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 2 mortgage loans was approximately 2.250% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
INTEREST-ONLY PERIOD            MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
(MONTHS)                          LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------------            --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0.............................      13    $  6,833,312.62      6.81%    525,639.43     6.379      374        738      77.07
120...........................     133      93,574,094.92     93.19     703,564.62     6.350      359        744      72.36
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------               --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0.............................      88    $ 61,154,606.66     60.91%    694,938.71     6.372      360        747      72.74
12............................      37      24,029,934.00     23.93     649,457.68     6.353      362        738      73.22
36............................      12       8,910,597.34      8.87     742,549.78     6.387      359        735      71.14
60............................       9       6,312,269.54      6.29     701,363.28     6.102      357        753      72.25
                                   ---    ---------------    ------
   TOTAL......................     146    $100,407,407.54    100.00%
                                   ===    ===============    ======

                                  LOAN GROUP 3

                            CURRENT MORTGAGE RATES(1)

                                                                                      WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT     VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3        ($)       (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  --------
5.250.........................       1    $    540,000.00      0.27%    540,000.00      360        793      80.00
5.375.........................       6       4,002,320.43      1.99     667,053.41      381        757      77.46
5.500.........................       5       2,960,600.00      1.47     592,120.00      360        762      79.97
5.625.........................       7       3,455,900.00      1.72     493,700.00      360        746      74.31
5.750.........................      18      11,384,800.00      5.67     632,488.89      360        725      67.65
5.875.........................      23      15,273,630.00      7.60     664,070.87      360        738      70.15
5.885.........................       1         529,000.00      0.26     529,000.00      360        689      86.72
6.000.........................      38      23,559,989.67     11.73     619,999.73      360        742      73.95
6.125.........................      58      38,064,685.00     18.95     656,287.67      360        744      72.97
6.250.........................      59      36,646,764.92     18.25     621,131.61      362        746      72.06
6.375.........................      50      29,977,850.97     14.93     599,557.02      360        739      74.47
6.500.........................      30      18,252,828.50      9.09     608,427.62      360        747      73.96
6.625.........................      12       7,337,077.30      3.65     611,423.11      360        734      75.59
6.750.........................       3       1,968,000.00      0.98     656,000.00      359        702      75.93
6.875.........................       3       1,575,960.00      0.78     525,320.00      360        688      80.00
7.000.........................       5       4,001,805.52      1.99     800,361.10      359        745      72.23
7.750.........................       1         800,000.00      0.40     800,000.00      360        729      80.00
8.250.........................       1         524,000.00      0.26     524,000.00      360        673      80.00
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 3 mortgage loans (as so adjusted) was approximately 6.188% per annum. Without the adjustment, the weighted average current mortgage rate of the group 3 mortgage loans was approximately 6.190% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF CURRENT MORTGAGE LOAN  MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------------  --------  ---------------  ----------  ------------  --------  ---------  --------  --------
400,000.01 - 450,000.00.......      30    $ 13,092,081.29      6.52%     436,402.71    6.189      360        739      75.80
450,000.01 - 500,000.00.......      74      35,188,375.60     17.52      475,518.59    6.179      360        739      73.90
500,000.01 - 550,000.00.......      50      26,139,262.63     13.01      522,785.25    6.186      360        734      77.12
550,000.01 - 600,000.00.......      37      21,438,331.00     10.67      579,414.35    6.265      360        751      70.84
600,000.01 - 650,000.00.......      34      21,495,100.87     10.70      632,208.85    6.140      360        738      70.59
650,000.01 - 700,000.00.......      21      14,316,088.50      7.13      681,718.50    6.165      365        740      71.78
700,000.01 - 750,000.00.......      15      10,888,681.00      5.42      725,912.07    6.042      368        729      78.70
750,000.01 -  1,000,000.00....      49      43,449,291.42     21.63      886,720.23    6.230      360        744      73.73
1,000,000.01 - 1,500,000.00...      10      13,098,000.00      6.52    1,309,800.00    6.204      360        752      63.39
1,500,000.01 - 2,000,000.00...       1       1,750,000.00      0.87    1,750,000.00    6.125      360        779      79.73
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 3 mortgage loans was approximately $625,717.

                              FICO CREDIT SCORES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------------------     --------  ---------------  ----------  ------------  --------  ---------  --------  --------
660-679.......................      13    $  7,422,815.71      3.70%    570,985.82     6.546      359        671      77.97
680-699.......................      22      11,518,660.00      5.73     523,575.45     6.253      360        689      72.55
700-719.......................      64      38,366,768.60     19.10     599,480.76     6.209      360        708      76.21
720 or Greater................     222     143,546,968.00     71.47     646,607.96     6.161      361        758      72.20
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 3 mortgage loans was approximately 741.

                             DOCUMENTATION PROGRAMS

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAMS            LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Alternative...................      59    $ 35,924,560.08     17.89%    608,890.85     6.304      360        724      74.88
Full..........................      50      33,709,979.63     16.78     674,199.59     6.173      359        738      71.15
Preferred.....................     211     130,705,172.60     65.07     619,455.79     6.162      361        747      73.24
Streamlined...................       1         515,500.00      0.26     515,500.00     6.375      360        716      79.31
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------        --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 or Less.................      14    $ 10,105,125.00      5.03%    721,794.64     6.145      359        763      42.13
50.01 to 55.00................       4       3,549,000.00      1.77     887,250.00     5.981      360        717      54.11
55.01 to 60.00................      16      10,757,228.50      5.36     672,326.78     6.178      360        742      58.26
60.01 to 65.00................      19      11,468,332.30      5.71     603,596.44     6.268      360        749      63.10
65.01 to 70.00................      35      22,168,912.00     11.04     633,397.49     6.153      360        741      68.15
70.01 to 75.00................      37      25,981,648.25     12.94     702,206.71     6.134      360        749      73.53
75.01 to 80.00................     195     116,295,966.26     57.90     596,389.57     6.212      361        738      79.69
85.01 to 90.00................       1         529,000.00      0.26     529,000.00     6.375      360        689      86.72
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 3 mortgage loans was approximately 73.20%.

(2) Does not take into account any secondary financing on the group 3 mortgage loans that may exist at the time of origination.

                  COMBINED ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF COMBINED ORIGINAL      MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------------------      --------  ---------------  ----------  -----------  --------  ---------  --------  --------
50.00 or Less.................      14    $ 10,105,125.00      5.03%    721,794.64    6.145      359        763      42.13
50.01 to 55.00................       4       3,549,000.00      1.77     887,250.00    5.981      360        717      54.11
55.01 to 60.00................      14       8,758,228.50      4.36     625,587.75    6.119      360        744      58.08
60.01 to 65.00................      17       9,843,832.30      4.90     579,048.96    6.338      360        753      63.23
65.01 to 70.00................      30      19,006,550.00      9.46     633,551.67    6.177      360        743      67.70
70.01 to 75.00................      30      19,849,698.25      9.88     661,656.61    6.038      360        744      73.22
75.01 to 80.00................     101      61,700,473.37     30.72     610,895.78    6.143      361        740      78.79
80.01 to 85.00................      10       6,877,000.00      3.42     687,700.00    6.234      360        726      79.06
85.01 to 90.00................      81      50,706,954.79     25.25     626,011.79    6.253      361        743      78.60
90.01 to 95.00................      10       5,341,960.00      2.66     534,196.00    6.459      360        723      78.99
95.01 to 100.00...............      10       5,116,390.10      2.55     511,639.01    6.482      360        702      78.32
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average combined original Loan-to-Value Ratio of the group 3 mortgage loans was approximately 77.40%.

(2) Does not take into account any secondary financing on the group 3 mortgage loans that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  --------
California....................     165    $103,513,776.35     51.54%    627,356.22    6.169      361        740      74.22
Washington....................      26      15,059,136.79      7.50     579,197.57    6.165      360        744      73.59
Massachusetts.................      14       9,943,500.00      4.95     710,250.00    6.252      360        748      69.06
Florida.......................      18       9,147,893.00      4.55     508,216.28    6.265      360        742      75.40
Nevada........................      11       7,264,424.00      3.62     660,402.18    6.257      360        755      71.73
Illinois......................      12       7,239,762.00      3.60     603,313.50    6.467      360        743      73.64
New Jersey....................       8       6,348,975.52      3.16     793,621.94    6.299      360        756      75.25
Colorado......................       8       5,698,000.00      2.84     712,250.00    6.095      360        750      63.43
Virginia......................       9       5,544,615.00      2.76     616,068.33    5.940      359        743      76.06
New York......................       7       4,704,320.00      2.34     672,045.71    6.264      360        743      75.66
Oregon........................       7       4,184,348.63      2.08     597,764.09    6.026      360        734      70.54
Other.........................      36      22,206,461.02     11.06     616,846.14    6.200      360        729      70.65
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) The Other row in the preceding table includes seventeen other states and the District of Columbia with under 2% concentration individually. As of the cut-off date, no more than approximately 1.600% of the group 3 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Purchase......................     144    $ 89,474,339.27     44.55%    621,349.58    6.174      361        743      77.66
Refinance (rate/term).........     104      69,359,300.75     34.53     666,916.35    6.208      361        745      69.77
Refinance (cash-out)..........      73      42,021,572.29     20.92     575,637.98    6.191      360        731      69.36
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  --------  --------
2 to 4 Family Residence.......       1    $    564,000.00      0.28%    564,000.00    6.375      360        777      79.44
Condominium...................      37      21,386,194.60     10.65     578,005.26    6.221      360        743      78.44
Planned Unit Development......     102      65,481,873.72     32.60     641,979.15    6.138      361        746      73.32
Single Family Residence.......     181     113,423,143.99     56.47     626,647.20    6.212      361        738      72.11
                                   ---    ---------------    ------
   TOTAL......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                               OCCUPANCY TYPES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------                  --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Primary Residence ............     308    $192,068,216.31     95.63%    623,598.10     6.184      361        741      73.16
Secondary Residence ..........      13       8,786,996.00      4.37     675,922.77     6.301      360        742      74.03
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                         WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    FICO    LOAN-TO-
REMAINING TERM                  MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   CREDIT     VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)    SCORE   RATIO(%)
--------------------            --------  ---------------  ----------  ------------  --------  --------  --------
353 ..........................       1    $    500,000.00      0.25%    500,000.00     5.875      695      20.83
356 ..........................       1         613,933.43      0.31     613,933.43     5.375      756      77.50
357 ..........................       1         619,805.52      0.31     619,805.52     7.000      679      79.97
358 ..........................       4       3,407,168.50      1.70     851,792.13     6.698      749      61.94
359 ..........................      49      30,784,027.86     15.33     628,245.47     6.301      747      74.65
360 ..........................     263     163,542,277.00     81.42     621,833.75     6.162      740      73.23
480 ..........................       2       1,388,000.00      0.69     694,000.00     5.794      746      79.77
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 3 mortgage loans was approximately 361 months.

                                  LOAN PROGRAMS

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PROGRAM                      LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
One-Year LIBOR ...............     319    $199,891,671.71     99.52%    626,619.66     6.190      361        741      73.17
Six-Month LIBOR ..............       1         468,000.00      0.23     468,000.00     5.750      359        693      80.00
One-Year CMT .................       1         495,540.60      0.25     495,540.60     6.375      359        712      80.00
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                                GROSS MARGINS(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  --------
1.875 ........................       1    $    760,000.00      0.38%    760,000.00     6.000      359        702      74.15
2.250 ........................     317     198,234,171.71     98.70     625,344.39     6.189      361        742      73.12
2.750 ........................       2       1,332,040.60      0.66     666,020.30     6.297      359        723      79.99
2.875 ........................       1         529,000.00      0.26     529,000.00     6.375      360        689      86.72
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the group 3 mortgage loans was approximately 2.254%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
May 1, 2013 ..................       1    $    500,000.00      0.25%    500,000.00     5.875      353        695      20.83
August 1, 2013 ...............       1         613,933.43      0.31     613,933.43     5.375      356        756      77.50
September 1, 2013 ............       1         619,805.52      0.31     619,805.52     7.000      357        679      79.97
October 1, 2013 ..............       4       3,407,168.50      1.70     851,792.13     6.698      358        749      61.94
November 1, 2013 .............      49      30,784,027.86     15.33     628,245.47     6.301      359        747      74.65
December 1, 2013 .............     220     137,373,667.00     68.39     624,425.76     6.171      361        740      73.05
January 1, 2014 ..............      45      27,556,610.00     13.72     612,369.11     6.102      360        740      74.41
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF NUMBER OF MONTHS TO    MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
61 - 79 ......................       1    $    500,000.00      0.25%    500,000.00     5.875      353        695      20.83
80 - 84 ......................     275     172,798,602.31     86.03     628,358.55     6.204      361        741      73.16
85 - 120 .....................      45      27,556,610.00     13.72     612,369.11     6.102      360        740      74.41
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                            INITIAL PERIODIC RATE CAP

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------------------   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
5.000 ........................     321    $200,855,212.31    100.00%    625,717.17     6.190      361        741      73.20
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                                         SUBSEQUENT PERIODIC RATE CAP

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
SUBSEQUENT PERIODIC             MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RATE CAP (%)                      LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------             --------  ---------------  ----------  ------------  --------  ---------  --------  --------
1.000 ........................       1    $    468,000.00      0.23%    468,000.00     5.750      359        693      80.00
2.000 ........................     320     200,387,212.31     99.77     626,210.04     6.191      361        741      73.18
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  --------  ---------  --------  --------
1.875 ........................       1    $    760,000.00      0.38%    760,000.00     6.000      359        702      74.15
2.250 ........................     317     198,234,171.71     98.70     625,344.39     6.189      361        742      73.12
2.750 ........................       2       1,332,040.60      0.66     666,020.30     6.297      359        723      79.99
2.875 ........................       1         529,000.00      0.26     529,000.00     6.375      360        689      86.72
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 3 mortgage loans was approximately 2.254% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INTEREST-ONLY PERIOD (MONTHS)     LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------------------   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0 ............................      32    $ 19,851,347.33      9.88%    620,354.60     6.109      368        733      74.39
84 ...........................      39      24,642,330.73     12.27     631,854.63     6.232      359        739      73.10
120 ..........................     250     156,361,534.25     77.85     625,446.14     6.193      360        742      73.07
                                   ---    ---------------    ------
   TOTAL .....................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------               --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0 ............................     220    $138,845,115.50     69.13%     631,114.16    6.213      360        743      73.38
12 ...........................      80      49,750,421.62     24.77      621,880.27    6.117      363        739      73.72
15 ...........................       1       1,350,000.00      0.67    1,350,000.00    7.000      358        772      61.36
36 ...........................      11       5,865,480.00      2.92      533,225.45    6.016      360        727      68.18
60 ...........................       9       5,044,195.19      2.51      560,466.13    6.237      360        712      72.02
                                   ---    ---------------    ------
  TOTAL ......................     321    $200,855,212.31    100.00%
                                   ===    ===============    ======

                                  LOAN GROUP 4

                            CURRENT MORTGAGE RATES(1)

                                                                                      WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT     VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 4        ($)       (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  --------
3.990 ........................       9    $  4,760,628.00      1.38%     528,958.67     359        764      78.69
4.750 ........................       5       3,163,898.09      0.92      632,779.62     360        745      75.70
5.000 ........................       3       1,639,395.00      0.47      546,465.00     360        735      80.00
5.125 ........................       8       4,505,986.00      1.30      563,248.25     360        745      77.17
5.250 ........................       7       4,493,185.00      1.30      641,883.57     360        758      75.49
5.370 ........................       1         464,000.00      0.13      464,000.00     360        724      83.60
5.375 ........................       7       4,211,800.00      1.22      601,685.71     360        754      79.22
5.500 ........................      11       7,319,612.35      2.12      665,419.30     360        748      77.03
5.625 ........................      16      10,347,539.00      2.99      646,721.19     360        741      71.93
5.750 ........................      35      22,132,186.75      6.41      632,348.19     360        740      74.85
5.875 ........................      81      45,867,539.58     13.28      566,265.92     360        747      74.95
6.000 ........................      57      36,052,857.98     10.44      632,506.28     360        747      72.40
6.010 ........................       1         608,000.00      0.18      608,000.00     360        664      89.41
6.125 ........................      59      37,650,153.08     10.90      638,138.19     360        741      71.24
6.250 ........................      68      41,993,796.44     12.15      617,555.83     360        740      73.57
6.375 ........................      72      44,485,732.14     12.88      617,857.39     360        740      76.69
6.420 ........................       2       1,018,000.00      0.29      509,000.00     359        681      88.24
6.500 ........................      43      26,034,557.44      7.54      605,454.82     360        750      74.12
6.625 ........................      27      19,634,671.13      5.68      727,210.04     360        738      75.80
6.750 ........................      22      12,898,000.88      3.73      586,272.77     360        730      78.67
6.875 ........................      15      11,133,769.42      3.22      742,251.29     360        729      75.25
7.000 ........................       2       1,211,098.98      0.35      605,549.49     359        676      76.30
7.250 ........................       1         440,000.00      0.13      440,000.00     360        731      80.00
7.255 ........................       1         432,250.00      0.13      432,250.00     359        793      95.00

                                                                                      WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT     VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 4        ($)       (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  --------
7.375 ........................       1       2,240,000.00      0.65    2,240,000.00     360        753      80.00
8.250 ........................       1         760,000.00      0.22      760,000.00     359        706      80.00
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 4 mortgage loans (as so adjusted) was approximately 6.116% per annum. Without the adjustment, the weighted average current mortgage rate of the group 4 mortgage loans was approximately 6.118% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF CURRENT                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
MORTGAGE LOAN                   MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  --------
400,000.01 - 450,000.00 ......      80    $ 34,719,792.60     10.05%     433,997.41    5.993      360        738      76.95
450,000.01 - 500,000.00 ......     108      51,582,998.42     14.93      477,620.36    6.161      360        743      75.89
500,000.01 - 550,000.00 ......      87      45,714,821.25     13.23      525,457.72    6.074      360        740      77.40
550,000.01 - 600,000.00 ......      68      39,325,088.26     11.38      578,310.12    6.037      360        733      74.70
600,000.01 - 650,000.00 ......      48      30,122,245.04      8.72      627,546.77    6.151      360        742      73.80
650,000.01 - 700,000.00 ......      38      25,764,422.49      7.46      678,011.12    6.115      360        750      73.05
700,000.01 - 750,000.00 ......      26      18,871,183.35      5.46      725,814.74    6.105      360        734      74.11
750,000.01 - 1,000,000.00 ....      81      71,742,870.39     20.77      885,714.45    6.122      360        744      73.97
1,000,000.01 - 1,500,000.00 ..      12      13,730,685.46      3.97    1,144,223.79    6.115      360        756      69.97
1,500,000.01 - 2,000,000.00 ..       5       9,384,450.00      2.72    1,876,890.00    6.327      360        757      67.67
2,000,000.01 or Greater ......       2       4,540,100.00      1.31    2,270,050.00    7.122      360        732      78.31
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 4 mortgage loans was approximately $622,520.

                              FICO CREDIT SCORES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------------------     --------  ---------------  ----------  ------------  --------  ---------  --------  --------
660-679 ......................      32    $ 18,390,059.33      5.32%    574,689.35     6.311      360        672      76.38
680-699 ......................      39      22,018,561.88      6.37     564,578.51     6.203      360        689      76.97
700-719 ......................     105      63,825,385.98     18.47     607,860.82     6.188      360        709      75.99
720 or Greater ...............     379     241,264,650.07     69.83     636,582.19     6.077      360        761      74.08
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 4 mortgage loans was approximately 742.

                             DOCUMENTATION PROGRAMS

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAMS            LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Alternative ..................      76    $ 47,666,378.79     13.80%    627,189.19     6.074      360        726      74.92
CLUES Plus ...................       1         480,000.00      0.14     480,000.00     6.000      360        743      80.00
Full .........................     126      83,973,673.74     24.31     666,457.73     6.212      360        728      75.04
Preferred ....................     352     213,378,604.73     61.76     606,189.22     6.091      360        751      74.57
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------        --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 or Less.................      15    $ 10,773,744.02      3.12%    718,249.60     6.019       360       769      41.14
50.01 to 55.00................      11       8,203,450.00      2.37     745,768.18     6.160       360       724      53.15
55.01 to 60.00................       9       5,116,950.00      1.48     568,550.00     6.240       360       765      57.51
60.01 to 65.00................      29      19,040,452.78      5.51     656,567.34     6.123       360       741      63.23
65.01 to 70.00................      51      33,152,114.75      9.60     650,041.47     6.102       360       747      67.93
70.01 to 75.00................      63      44,118,538.00     12.77     700,294.25     6.151       360       738      73.28
75.01 to 80.00................     365     218,965,463.71     63.38     599,905.38     6.103       360       742      79.53
80.01 to 85.00................       3       1,559,100.00      0.45     519,700.00     6.330       360       692      84.28
85.01 to 90.00................       6       3,192,500.00      0.92     532,083.33     6.496       360       686      89.17
90.01 to 95.00................       3       1,376,344.00      0.40     458,781.33     6.840       359       718      94.56
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 4 mortgage loans was approximately 74.74%.

(2) Does not take into account any secondary financing on the group 4 mortgage loans that may exist at the time of origination.

                  COMBINED ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF                           OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
COMBINED ORIGINAL LOAN-TO-      MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
VALUE RATIOS (%)                  LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------------------      --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 or Less.................      15    $ 10,773,744.02      3.12%    718,249.60     6.019      360        769      41.14
50.01 to 55.00................      11       8,203,450.00      2.37     745,768.18     6.160      360        724      53.15
55.01 to 60.00................       8       4,467,000.00      1.29     558,375.00     6.221      360        769      57.59
60.01 to 65.00................      24      15,907,452.78      4.60     662,810.53     6.104      360        739      63.12
65.01 to 70.00................      45      29,221,599.30      8.46     649,368.87     6.123      360        749      67.90
70.01 to 75.00................      44      29,444,588.00      8.52     669,195.18     6.149      360        744      73.02
75.01 to 80.00................     197     125,054,485.81     36.20     634,794.34     6.073      360        748      78.48
80.01 to 85.00................      25      15,163,677.00      4.39     606,547.08     6.350      360        729      78.79
85.01 to 90.00................     131      78,138,176.93     22.62     596,474.63     6.119      360        739      79.36
90.01 to 95.00................      29      14,751,835.00      4.27     508,683.97     6.182      360        717      80.59
95.01 to 100.00...............      26      14,372,648.42      4.16     552,794.17     6.159      360        710      79.99
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average combined original Loan-to-Value Ratio of the group 4 mortgage loans was approximately 78.91%.

(2) Does not take into account any secondary financing on the group 4 mortgage loans that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------                 --------  ---------------  ----------  ------------  --------  ---------  --------  --------
California....................     310    $193,690,987.77     56.06%    624,809.64     6.089      360        742      74.80
Florida.......................      27      17,902,829.36      5.18     663,067.75     6.274      360        737      74.25
Washington....................      19      12,743,677.99      3.69     670,719.89     6.010      360        751      77.88
Virginia......................      22      12,361,161.99      3.58     561,871.00     6.113      360        743      76.34
Illinois......................      16      10,212,222.00      2.96     638,263.88     6.199      360        745      76.26
Arizona.......................      16       9,019,492.77      2.61     563,718.30     5.925      360        751      74.28
Maryland......................      15       8,754,903.98      2.53     583,660.27     6.392      360        718      79.84
Nevada........................      15       7,913,855.00      2.29     527,590.33     6.217      360        726      78.49
Other.........................     115      72,899,526.40     21.10     633,908.93     6.146      360        746      72.73
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) The Other row in the preceding table includes twenty-eight other states and the District of Columbia with under 2% concentration individually. As of the cut-off date, no more than approximately 1.762% of the group 4 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 4       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Purchase......................     255    $160,808,088.82     46.54%    630,619.96    6.039      360        747      77.87
Refinance (rate/term).........     175     109,716,579.59     31.76     626,951.88    6.143      360        744      72.62
Refinance (cash-out)..........     125      74,973,988.85     21.70     599,791.91    6.253      360        730      71.14
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 4       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
2 to 4 Family Residence.......       5    $  3,544,000.00      1.03%    708,800.00    6.580      360        749      75.72
Condominium...................      58      32,141,938.44      9.30     554,171.35    6.211      360        735      76.79
Cooperative...................       1         588,750.00      0.17     588,750.00    6.375      358        685      75.00
Planned Unit Development......     174     114,766,022.71     33.22     659,574.84    6.036      360        746      75.18
Single Family Residence.......     317     194,457,946.11     56.28     613,432.01    6.142      360        741      74.13
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 4       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Primary Residence.............     523    $325,728,175.26     94.28%    622,807.22    6.109      360        742      74.76
Secondary Residence...........      32      19,770,482.00      5.72     617,827.56    6.266      360        738      74.39
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                        WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    FICO    LOAN-TO-
REMAINING TERM                  MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   CREDIT     VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING      GROUP 4       ($)       RATE(%)    SCORE   RATIO(%)
--------------------            --------  ---------------  ----------  -----------  --------  --------  --------
357...........................       1    $    592,000.00      0.17%    592,000.00    6.375      747      80.00
358...........................      12       6,819,339.61      1.97     568,278.30    6.402      730      77.89
359...........................     116      69,472,855.05     20.11     598,903.92    6.036      745      74.26
360...........................     426     268,614,462.60     77.75     630,550.38    6.132      742      74.78
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 4 mortgage loans was approximately 360 months.

                                  LOAN PROGRAMS

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PROGRAM                      LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
One-Year LIBOR................     548    $340,911,901.87     98.67%     622,102.01    6.117      360        742      74.68
Six-Month LIBOR...............       6       3,387,950.00      0.98      564,658.33    6.331      360        696      79.00
One-Year CMT..................       1       1,198,805.39      0.35    1,198,805.39    6.000      359        775      80.00
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                                GROSS MARGINS(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 4       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  --------
2.250.........................     547    $340,754,197.87     98.63%    622,951.00     6.115      360       742      74.60
2.625.........................       1         464,000.00      0.13     464,000.00     5.500      360       724      83.60
2.750.........................       6       3,848,209.39      1.11     641,368.23     6.307      359       724      83.67
3.125.........................       1         432,250.00      0.13     432,250.00     7.875      359       793      95.00
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the group 4 mortgage loans was approximately 2.257%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
September 1, 2011 ............       1    $    592,000.00      0.17%    592,000.00     6.375      357        747      80.00
October 1, 2011 ..............      12       6,819,339.61      1.97     568,278.30     6.402      358        730      77.89
November 1, 2011 .............     116      69,472,855.05     20.11     598,903.92     6.036      359        745      74.26
December 1, 2011 .............     371     233,405,298.60     67.56     629,124.79     6.161      360        742      75.23
January 1, 2012 ..............      55      35,209,164.00     10.19     640,166.62     5.938      360        742      71.76
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF                           OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
NUMBER OF MONTHS TO             MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0 - 60 .......................     500    $310,289,493.26     89.81%    620,578.99     6.139      360        742      75.08
61 - 79 ......................      55      35,209,164.00     10.19     640,166.62     5.938      360        742      71.76
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                            INITIAL PERIODIC RATE CAP

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------------------   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
5.000 ........................     551    $343,094,707.26     99.30%    622,676.42     6.117      360        742      74.71
6.000 ........................       4       2,403,950.00      0.70     600,987.50     6.281      360        693      78.78
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
SUBSEQUENT PERIODIC             MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RATE CAP (%)                      LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------             --------  ---------------  ----------  ------------  --------  ---------  --------  --------
1.000 ........................       2    $    984,000.00      0.28%    492,000.00     6.454      360        703      79.55
2.000 ........................     553     344,514,657.26     99.72     622,992.15     6.117      360        742      74.73
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  --------  ---------  --------  --------
2.250 ........................     547    $340,754,197.87     98.63%    622,951.00     6.115      360        742      74.60
2.625 ........................       1         464,000.00      0.13     464,000.00     5.500      360        724      83.60
2.750 ........................       5       3,400,209.39      0.98     680,041.88     6.314      359        723      84.15
3.125 ........................       1         432,250.00      0.13     432,250.00     7.875      359        793      95.00
6.250 ........................       1         448,000.00      0.13     448,000.00     6.250      360        726      80.00
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 4 mortgage loans was approximately 2.262% per annum.

                      INTEREST-ONLY PERIODS AT ORIGINATION

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INTEREST-ONLY PERIOD (MONTHS)     LOANS     OUTSTANDING      GROUP 4        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------------------   --------  ---------------  ----------  ------------  --------  ---------  --------  --------
0 ............................      46    $ 29,862,998.88      8.64%    649,195.63     5.987      360        754      74.31
60 ...........................     102      58,243,712.31     16.86     571,016.79     6.220      359        744      73.50
120 ..........................     407     257,391,946.07     74.50     632,412.64     6.110      360        740      75.07
                                   ---    ---------------    ------
   TOTAL .....................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 4       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------               --------  ---------------  ----------  -----------  --------  ---------  --------  --------
0.............................     415    $258,176,593.80     74.73%    622,112.27    6.129      360        743      74.98
12............................      88      55,537,740.11     16.07     631,110.68    6.090      360        742      75.38
36............................      31      18,602,926.00      5.38     600,094.39    6.088      360        736      73.46
60............................      21      13,181,397.35      3.82     627,685.59    6.074      360        731      69.24
                                   ---    ---------------    ------
   TOTAL......................     555    $345,498,657.26    100.00%
                                   ===    ===============    ======

                           SERVICING OF MORTGAGE LOANS

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The "EXPENSE FEE RATE" is the per annum rate at which the expense fee accrues on the principal balance of each Mortgage Loan. The expense fees consist of (a) the master servicing fee payable to the master servicer in respect of its direct servicing and master servicing activities (the "MASTER SERVICING FEE") WITH RESPECT to each mortgage loan, equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by the Master Servicing Fee Rate; (b) the trustee fee as provided in the pooling and servicing agreement and (c) lender paid mortgage insurance premiums, if any.

     The "MASTER SERVICING FEE RATE" for each Mortgage Loan in aggregate loan group I and aggregate loan group II is 0.200% and 0.175% per annum, respectively, prior to and including the initial Adjustment Date for that Mortgage Loan and is 0.375% and 0.200% per annum, respectively, after the initial Adjustment Date for that Mortgage Loan, in each case of the Stated Principal Balance of such Mortgage Loan. In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to a portion of the Master Servicing Fee. The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under "--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under "Description of the Certificates--Fees and Expenses".

ADJUSTMENT TO SERVICING COMPENSATION IN CONNECTION WITH CERTAIN PREPAID MORTGAGE LOANS

     When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Except with respect to the month of the cut-off date, principal prepayments by borrowers received by the master servicer from the first day through the fifteenth day of a calendar month will be distributed to certificateholders on the Distribution Date in the same month in which the prepayments are received and, accordingly, no shortfall in the amount of interest to be distributed to certificateholders with respect to prepaid Mortgage Loans results. Conversely, principal prepayments by borrowers received by the master servicer from the sixteenth day (or, in the case of the first Distribution Date, from December 1, 2006) through the last day of a calendar month will be distributed in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Pursuant to the pooling and servicing agreement, the Master Servicing Fee for any month will be reduced by an amount sufficient to pass through to certificateholders the full amount of interest to which they would be entitled for each prepaid Mortgage Loan on the related Distribution Date. However, the Master Servicing Fee for a loan group on a Distribution Date will only be reduced by not more than one-half of the Master Servicing Fee for that Distribution Date for the Mortgage Loans in each loan group (the "COMPENSATING INTEREST"). If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to the certificateholders will be reduced by the amount of the excess.

CERTAIN MODIFICATIONS AND REFINANCINGS

     Countrywide Home Loans will be permitted under the pooling and servicing agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the master servicer will be permitted to agree to the rate reduction provided that Countrywide Home Loans purchases the Mortgage Loan from the issuing entity immediately following the modification. Any purchase of a mortgage loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that mortgage loan, plus accrued and unpaid interest on the mortgage loan up to the next Due Date at the applicable net mortgage rate, net of any unreimbursed advances of principal and interest on the mortgage loan made by the master servicer. Countrywide Home Loans will remit the purchase price to the master servicer for deposit into the

Certificate Account within one business day of the purchase of that mortgage loan. Purchases of mortgage loans may occur when prevailing interest rates are below the interest rates on the mortgage loans and mortgagors request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

     The Mortgage Pass-Through Certificates, Series 2006-HY13 will consist of the (a) Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-2X, Class 2-A-3, Class 2-A-4, Class 2-A-4X, Class 2-A-5, Class 2-A-5X, Class 2-A-6, Class 2-A-6X, Class 2-A-7, Class 2-A-X, Class 3-A-1, Class 3-A-2, Class 3-A-2X, Class 3-A-3, Class 3-A-4, Class 3-A-4X, Class 3-A-5, Class 3-A-5X, Class 3-A-6, Class 3-A-6X, Class 3-A-7, Class 3-A-7X, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-3X, Class 4-A-4, Class 4-A-4X, Class 4-A-5, Class 4-A-5X, Class 4-A-6 and Class 4-A-6X and Class A-R Certificates, (b) the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates (all of which are collectively referred to as "SUBORDINATED CERTIFICATES") and
(c) the Class P-1, Class P-2, Class P-3 and Class P-4 Certificates (all of which are collectively referred to as "CLASS P CERTIFICATES"). Only the classes of certificates listed on the cover page hereof are offered by this free writing prospectus (the "OFFERED CERTIFICATES").

When describing the certificates in this free writing prospectus, we use the following terms:

            DESIGNATION                                       CLASSES OF CERTIFICATES
---------------------------------   --------------------------------------------------------------------------
Group 1 Senior Certificates or           Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class A-R Certificates
Group I Senior Certificates

Group 2 Senior Certificates             Class 2-A-1, Class 2-A-2, Class 2-A-2X, Class 2-A-3 and Class 2-A-X
                                                                   Certificates

Group 3 Senior Certificates             Class 3-A-1, Class 3-A-2, Class 3-A-2X and Class 3-A-3 Certificates

Group 4 Senior Certificates                          Class 4-A-1 and Class 4-A-2 Certificates

Group II Senior Certificates           Group 2 Senior Certificates, Group 3 Senior Certificates and Group 4
                                                                Senior Certificates

Senior Certificates                  Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                                   Certificates and Group 4 Senior Certificates

Depositable Certificates               Class 2-A-2, Class 2-A-2X, Class 3-A-2, Class 3-A-2X and Class 4-A-1
                                                                   Certificates

Exchangeable Certificates            Class 2-A-4, Class 2-A-4X, Class 2-A-5, Class 2-A-5X, Class 2-A-6, Class
                                    2-A-6X, Class 2-A-7, Class 3-A-4, Class 3-A-4X, Class 3-A-5, Class 3-A-5X,
                                     Class 3-A-6, Class 3-A-6X, Class 3-A-7, Class 3-A-7X, Class 4-A-3, Class
                                     4-A-3X, Class 4-A-4, Class 4-A-4X, Class 4-A-5, Class 4-A-5X, Class 4-A-6
                                                           and Class 4-A-6X Certificates

            DESIGNATION                                       CLASSES OF CERTIFICATES
---------------------------------   --------------------------------------------------------------------------
Notional Amount Certificates or         Class 2-A-2X, Class 2-A-4X, Class 2-A-5X, Class 2-A-6X, Class 2-A-X,
Class X Certificates                   Class 3-A-2X, Class 3-A-4X, Class 3-A-5X, Class 3-A-6X, Class 3-A-7X,
                                      Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates

Subordinated Certificates            Group I Subordinated Certificates and Group II Subordinated Certificates

Group I Subordinated Certificates                      Class I-M and Class I-B Certificates

Group II Subordinated Certificates                    Class II-M and Class II-B Certificates

Class M Certificates                                   Class I-M and Class II-M Certificates

Class I-B Certificates                  Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5
                                                                   Certificates

Class II-B Certificates               Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5
                                                                   Certificates

Class B Certificates                                   Class I-B and Class II-B Certificates

Aggregate Certificate Group I            Group I Senior Certificates and Group I Subordinated Certificates

Aggregate Certificate Group II          Group II Senior Certificates and Group II Subordinated Certificates

Offered Certificates                 Senior Certificates, Class M, Class I-B-1, Class I-B-2, Class II-B-1 and
                                                             Class II-B-2 Certificates

Class P Certificates                        Class P-1, Class P-2, Class P-3 and Class P-4 Certificates

Private Certificates                Class P, Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4
                                                           and Class II-B-5 Certificates

The certificates are generally referred to as the following types:

          CLASS                                               TYPE
------------------------   -------------------------------------------------------------------------
Class 1-A-1 Certificates                 Senior/Variable Pass-Through Rate/Super Senior

Class 1-A-2 Certificates             Senior/Variable Pass-Through Rate/Super Senior/Support

Class 1-A-3 Certificates                   Senior/Variable Pass-Through Rate/Support

Class 2-A-1 Certificates                 Senior/Variable Pass-Through Rate/Super Senior

Class 2-A-2 Certificates           Senior/Variable Pass-Through Rate/Super Senior/Depositable

Class 2-A-2X Certificates   Senior/Fixed Pass-Through Rate/Interest Only/Notional Amount/Depositable

Class 2-A-3 Certificates                   Senior/Variable Pass-Through Rate/Support

Class 2-A-4 Certificates          Senior/Variable Pass-Through Rate/Super Senior/Exchangeable

Class 2-A-4X Certificates  Senior/Fixed Pass-Through Rate/Interest Only/Notional Amount/Exchangeable

Class 2-A-5 Certificates          Senior/Variable Pass-Through Rate/Super Senior/Exchangeable

Class 2-A-5X Certificates  Senior/Fixed Pass-Through Rate/Interest Only/Notional Amount/Exchangeable

Class 2-A-6 Certificates          Senior/Variable Pass-Through Rate/Super Senior/Exchangeable

Class 2-A-6X Certificates  Senior/Fixed Pass-Through Rate/Interest Only/Notional Amount/Exchangeable

Class 2-A-7 Certificates          Senior/Variable Pass-Through Rate/Super Senior/Exchangeable

Class 2-A-X Certificates        Senior/Variable Pass-Through Rate/Interest Only/Notional Amount

Class 3-A-1 Certificates                 Senior/Variable Pass-Through Rate/Super Senior

Class 3-A-2 Certificates           Senior/Variable Pass-Through Rate/Super
                                            Senior/Depositable
Class 3-A-2X Certificates          Senior/Fixed Pass-Through Rate/Interest
                                     Only/Notional Amount/Depositable
Class 3-A-3 Certificates          Senior/Variable Pass-Through Rate/Support
Class 3-A-4 Certificates           Senior/Variable Pass-Through Rate/Super
                                             Senior/Exchangeable
Class 3-A-4X Certificates          Senior/Fixed Pass-Through Rate/Interest
                                      Only/Notional Amount/Exchangeable
Class 3-A-5 Certificates           Senior/Variable Pass-Through Rate/Super
                                            Senior/Exchangeable
Class 3-A-5X Certificates          Senior/Fixed Pass-Through Rate/Interest
                                       Only/Notional Amount/Exchangeable
Class 3-A-6 Certificates          Senior/Variable Pass-Through Rate/Super
                                            Senior/Exchangeable
Class 3-A-6X Certificates         Senior/Fixed Pass-Through Rate/Interest
                                     Only/Notional Amount/Exchangeable
Class 3-A-7 Certificates          Senior/Variable Pass-Through Rate/Super
                                           Senior/Exchangeable
Class 3-A-7X Certificates         Senior/Fixed Pass-Through Rate/Interest
                                     Only/Notional Amount/Exchangeable
Class 4-A-1 Certificates           Senior/Variable Pass-Through Rate/Super
                                             Senior/Depositable
Class 4-A-2 Certificates          Senior/Variable Pass-Through Rate/Support
Class 4-A-3 Certificates           Senior/Variable Pass-Through Rate/Super
                                            Senior/Exchangeable
Class 4-A-3X Certificates         Senior/Variable Pass-Through Rate/Interest
                                      Only/Notional Amount/Exchangeable
Class 4-A-4 Certificates           Senior/Variable Pass-Through Rate/Super
                                            Senior/Exchangeable
Class 4-A-4X Certificates         Senior/Variable Pass-Through Rate/Interest
                                      Only/Notional Amount/Exchangeable
Class 4-A-5 Certificates           Senior/Variable Pass-Through Rate/Super
                                              Senior/Exchangeable
Class 4-A-5X Certificates         Senior/Variable Pass-Through Rate/Interest
                                      Only/Notional Amount/Exchangeable
Class 4-A-6 Certificates            Senior/Variable Pass-Through Rate/Super
                                             Senior/Exchangeable
Class 4-A-6X Certificates         Senior/Variable Pass-Through Rate/Interest
                                       Only/Notional Amount/Exchangeable
Class A-R Certificates            Senior/Variable Pass-Through Rate/Residual
Subordinated Certificates          Subordinate/Variable Pass-Through Rate

     The Class P-1, Class P-2, Class P-3, Class P-4, Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4, Class II-B-5 Certificates are not offered by this free writing prospectus Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

     The group I senior certificates will have an initial aggregate Class Certificate Balance of approximately $230,924,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 94.25% in aggregate loan group I. The group II senior certificates will have an initial aggregate Class Certificate Balance of approximately $619,272,000 and will evidence in the aggregate an initial beneficial ownership interest of approximately 95.75% in aggregate loan group II.

     The subordinated certificates will each evidence the initial beneficial ownership interest in the related aggregate loan group set forth below:

                                           INITIAL BENEFICIAL
                                     OWNERSHIP INTEREST IN RELATED
CLASS OF SUBORDINATED CERTIFICATES        AGGREGATE LOAN GROUP
----------------------------------   -----------------------------
Class I-M.........................               2.25%
Class I-B-1.......................               1.20%
Class I-B-2.......................               0.70%
Class I-B-3.......................               0.70%
Class I-B-4.......................               0.55%

                                           INITIAL BENEFICIAL
                                     OWNERSHIP INTEREST IN RELATED
CLASS OF SUBORDINATED CERTIFICATES        AGGREGATE LOAN GROUP
----------------------------------   -----------------------------
Class I-B-5.......................               0.35%
Class II-M........................               2.65%
Class II-B-1......................               0.60%
Class II-B-2......................               0.40%
Class II-B-3......................               0.20%
Class II-B-4......................               0.20%
Class II-B-5......................               0.20%

CALCULATION OF CLASS CERTIFICATE BALANCE

     The "CLASS CERTIFICATE BALANCE" of any class of certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

     - all amounts previously distributed to holders of certificates of the class as payments of principal and

     -    the amount of Realized Losses allocated to the class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of distribution priority (from highest to lowest), by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of such class of certificates. See "The Agreements - Realization Upon Defaulted Mortgage Loans" in the prospectus.

     In addition, the Class Certificate Balance of the class of subordinated certificates in an aggregate certificate group then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of certificates in that aggregate certificate group, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the aggregate Stated Principal Balance of the Mortgage Loans in the related aggregate loan group as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     The classes of Class X Certificates do not have Class Certificate Balances and are not entitled to any distributions in respect of principal on the Mortgage Loans.

SENIOR CERTIFICATE GROUPS

     The Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class A-R Certificates relate to loan group 1, the Class 2-A-1, Class 2-A-2, Class 2-A-2X, Class 2-A-3 and Class 2-A-X Certificates relate to loan group 2, the Class 3-A-1, Class 3-A-2, Class 3-A-2X and Class 3-A-3 Certificates relate to loan group 3 and the Class 4-A-1 and Class 4-A-2 Certificates relate to loan group 4. The classes of senior certificates related to a particular loan group are referred to as a "SENIOR CERTIFICATE GROUP."

AGGREGATE CERTIFICATE GROUPS

     The group 1 senior certificates and group I subordinated certificates relate to aggregate loan group I and the group 2 senior certificates, group 3 senior certificates, group 4 senior certificates and the group II subordinated certificates relate to aggregate loan group II. The classes of certificates related to a particular aggregate loan group are referred to as an "AGGREGATE CERTIFICATE GROUP."

SUBORDINATED PORTIONS

     A portion of each loan group in aggregate loan group II is related to the group II subordinated certificates. That portion (the "SUBORDINATED PORTION") for any Distribution Date will equal the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class Certificate Balance of the related senior certificate group (other than the related notional amount certificates) immediately prior to such Distribution Date.

NOTIONAL AMOUNT CERTIFICATES

     The Class 2-A-2X, Class 2-A-4X, Class 2-A-5X, Class 2-A-6X, Class 2-A-X, Class 3-A-2X, Class 3-A-4X, Class 3-A-5X, Class 3-A-6X, Class 3-A-7X, Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates are notional amount certificates.

     The notional amount of the Class 2-A-2X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 2-A-2 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 2-A-4X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 2-A-4 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 2-A-5X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 2-A-5 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 2-A-6X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 2-A-6 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 2-A-X Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 3-A-2X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-2 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 3-A-4X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-4 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 3-A-5X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-5 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 3-A-6X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-6 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 3-A-7X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-7 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 4-A-3X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 4-A-3 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 4-A-4X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 4-A-4 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 4-A-5X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 4-A-5 Certificates immediately prior to such Distribution Date.

     The notional amount of the Class 4-A-6X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 4-A-6 Certificates immediately prior to such Distribution Date.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates and that will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1 in excess thereof. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Securities -- Book-Entry Registration of Securities," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

     Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

     For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Securities-- Book-Entry Registration of Securities" in the prospectus.

     Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

          - all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

          - all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

          -    all payments on account of prepayment charges on the Mortgage
               Loans;

          - all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

          - any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

          - any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

          -    all Substitution Adjustment Amounts; and

          -    all Advances made by the master servicer.

     Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

     The master servicer may from time to time make withdrawals from funds in the Certificate Account in respect of any aggregate loan group for the following purposes:

          - to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses";

          - to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          - to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

          - to reimburse the master servicer for insured expenses from the related insurance proceeds;

          - to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

          - to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

          - to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

          - to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

          - to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any Prepayment Charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

          - to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

     The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

     Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds for each loan group, any Prepayment Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

          - the aggregate amount remitted by the master servicer to the trustee and

          - any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

     The trustee will withdraw funds from the funds on deposit in the Distribution Account in respect of an aggregate loan group for distribution to the related certificateholders as described below under "-- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

          -    to pay the related Trustee Fee to the trustee;

          - to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

          - to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

          - to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

     Exchangeable Certificates Distribution Account. On or prior to the closing date, the trustee will establish an account (the "Exchangeable Certificates Distribution Account"), which will be maintained in trust for the benefit of the holders of the Exchangeable Certificates. The trustee will deposit or cause to be deposited in the Exchangeable Certificates Distribution Account all amounts it receives in respect of the Depositable Certificates that have been deposited, which will then be used to make distributions on that day to the applicable Exchangeable

Certificates as described below. Funds on deposit in the Exchangeable Certificates Distribution Account will not be invested.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

     The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

     The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

EXCHANGEABLE CERTIFICATES

     General. The Class 2-A-2, Class 2-A-2X, Class 3-A-2, Class 3-A-2X and Class 4-A-1 Certificates are "Depositable Certificates." All or a portion of the Depositable Certificates may be exchanged for a proportionate interest in the Class 2-A-4, Class 2-A-4X, Class 2-A-5, Class 2-A-5X, Class 2-A-6, Class 2-A-6X, Class 2-A-7, Class 3-A-4, Class 3-A-4X, Class 3-A-5, Class 3-A-5X, Class 3-A-6, Class 3-A-6X, Class 3-A-7, Class 3-A-7X, Class 4-A-3, Class 4-A-3X, Class 4-A-4, Class 4-A-4X, Class 4-A-5, Class 4-A-5X, Class 4-A-6 and Class 4-A-6X Certificates (the "Exchangeable Certificates") in the combinations shown in Annex I. All or a portion of the Exchangeable Certificates may also be exchanged for the Depositable Certificates in the same manner. This process may occur repeatedly.

     The classes of Depositable Certificates and of Exchangeable Certificates that are outstanding at any given time, and the outstanding Class Certificate Balances or notional amounts of these classes, will depend upon any related distributions of principal, as well as any exchanges that occur and prior principal distributions. Depositable Certificates and Exchangeable Certificates may be exchanged only in the combinations and in the proportions that the initial Class Certificate Balances of such certificates bear to one another as shown in Annex I. Each exchange may be effected only in proportions that result in the principal and interest entitlements of the certificates being received being equal to the principal and interest entitlements of the certificates surrendered.

     Holders of Exchangeable Certificates will be the beneficial owners of a proportionate interest in the related Depositable Certificates that are deposited and will receive a proportionate share of the distributions on those certificates.

     Procedures. If a holder of Depositable Certificates wishes to exchange its Depositable Certificates for the related Exchangeable Certificates or a holder of Exchangeable Certificates wishes to exchange its Exchangeable Certificates for the related Depositable Certificates, the certificateholder must notify the trustee no later than three business days before the proposed exchange date. Notice to the trustee may be provided by email to cwmacrs@bankofny.com or by telephone at (800) 254-2826. The exchange date will be subject to the trustee's approval but it can generally be any business day other than the first or last business day of the month. The notice must (i) be on the certificateholder's letterhead, (ii) carry a medallion stamp guarantee or be signed by an authorized signatory and be presented with an incumbency certificate and (iii) set forth the following information: the CUSIP number of both the certificates to be exchanged and the certificates to be received, the outstanding Class Certificate Balance and the initial Class Certificate Balance of the certificates to be exchanged, the certificateholder's DTC participant number and the proposed exchange date. After receiving the notice, the trustee will e-mail the certificateholder with wire payment instructions relating to the exchange fee and, assuming the combination or exchange is a permitted combination or exchange as listed on Annex I, the certificateholder will use the Deposit and Withdrawal System at DTC to exchange the certificates. A notice becomes irrevocable on the second business day before the proposed exchange date.

     In connection with each exchange, the certificateholder must pay the trustee a fee equal to 1/32 of 1% of the outstanding Class Certificate Balance of the certificates to be exchanged. In no event, however, will the fee be either less than $2,000 or greater than $25,000. The exchange will be completed upon the receipt by the trustee of the exchange fee and the beneficial interest in the Depositable Certificates.

     The trustee will make the first distribution on a Depositable Certificate or an Exchangeable Certificate received in an exchange transaction on the Distribution Date in the following month to the certificateholder of record as of the close of business on the last day of the month of the exchange.

     Neither the trustee nor the depositor will have any obligation to ensure the availability of the applicable certificates for the desired combination or exchange or to accomplish any combination or exchange other than those listed on Annex I.

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


TYPE / RECIPIENT (1)                AMOUNT               GENERAL PURPOSE                 SOURCE (2)                  FREQUENCY
--------------------  ---------------------------------  ---------------  ---------------------------------------  ------------
FEES

Master Servicing Fee  One-twelfth of the Stated          Compensation     Amounts on deposit in the Certificate         Monthly
/ Master Servicer     Principal Balance of each                           Account representing payments of
                      Mortgage Loan multiplied by the                     interest and application of liquidation
                      related Master Servicing Fee Rate                   proceeds with respect to that Mortgage
                      (3)                                                 Loan

                      -    All late payment fees,        Compensation     Payments made by obligors with respect   Time to time
                           assumption fees and other                      to the Mortgage Loans
                           similar charges (excluding
                           prepayment charges)

                      -    All investment income         Compensation     Investment income related to the              Monthly
                           earned on amounts on deposit                   Certificate Account and the
                           in the Certificate Account                     Distribution Account
                           and Distribution Account

                      -    Excess Proceeds (4)           Compensation     Liquidation proceeds and Subsequent      Time to time
                                                                          Recoveries

Trustee Fee (the      One-twelfth of the Trustee Fee     Compensation     Amounts on deposit in the Certificate         Monthly
"TRUSTEE FEE") /      Rate multiplied by the aggregate                    Account or the Distribution Account
Trustee               Stated Principal Balance of the
                      outstanding Mortgage Loans (5)

EXPENSES

Insured expenses /    Expenses incurred by the Master    Reimbursement    To the extent the expenses are covered   Time to time
Master Servicer       Servicer                           of Expenses      by an insurance policy with respect to
                                                                          the Mortgage Loan

Servicing Advances /  To the extent of funds available,  Reimbursement    With respect to each Mortgage Loan,       Time to time
Master Servicer       the amount of any Servicing        of Expenses      late recoveries of the payments of the
                      Advances                                            costs and expenses, liquidation
                                                                          proceeds, Subsequent Recoveries,
                                                                          purchase proceeds or repurchase
                                                                          proceeds for that Mortgage Loan (6)

Indemnification       Amounts for which the sellers,     Indemnification  Amounts on deposit on the Certificate          Monthly
expenses / the        the master servicer and depositor                   Account.
sellers, the master   are entitled to indemnification
servicer and the      (7)
depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan in aggregate loan group I and aggregate loan group II will equal 0.200% and 0.175% per annum, respectively, prior to and including the initial Adjustment Date for that Mortgage Loan and 0.375% and 0.200% per annum, respectively, after the initial Adjustment Date. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of Mortgage Loans -- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans."

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)  The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses as described in this free writing prospectus under "-- Certain Matters Regarding the Master Servicer, the Depositor and the Sellers.

DISTRIBUTIONS

     Distribution Account. Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in January 2007 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the related Record Date. The "RECORD DATE" for any Distribution Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

     Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a notional amount certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

     As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, with respect to aggregate loan group II, in certain circumstances, from any Available Funds from the other loan groups in aggregate loan group II remaining after distributions to the senior certificates related to such other loan group. Distributions on the subordinated certificates in an aggregate certificate group will be based on any remaining Available Funds for the related aggregate loan group for such Distribution Date, in each case after giving effect to distributions on all related classes of senior certificates in the following order of priority:

     - to interest on each class of senior certificates in the related senior certificate group, pro rata, based on their respective interest distribution amounts;

     - to principal of the classes of senior certificates relating to each loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates -- Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

     - in the case of aggregate certificate group II, to interest on and principal of the classes of the senior certificates in aggregate certificate group II not relating to that loan group in the manner, order and priority described under "Description of the Certificates -- Transfer Payments;"

     - from remaining available funds from all of the loan groups in an aggregate loan group to interest on and principal of each class of subordinated certificates in the related aggregate certificate group, in the order of their numerical class designations, beginning with the related class of Class M Certificates, in each case subject to the limitations set forth under "Description of the Certificates--Interest" and "--Principal" in this free writing prospectus; and

     - from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

"AVAILABLE FUNDS" for a loan group for any Distribution Date will equal the sum of

     - all scheduled installments of interest (net of the related expense fees including any lender paid mortgage insurance premiums) and principal due on the Mortgage Loans in that loan group on the related Due Date and received before the related Determination Date, together with any advances with respect to them;

     - all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

     - all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid in connection with the prepayment, other than certain excess amounts, and the Compensating Interest; and

     - amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

     minus

     - amounts in reimbursement for advances previously made and other amounts as to which the master servicer or the trustee is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

     plus

     - in the case of aggregate loan group II, Transfer Payments Received, plus interest thereon, for such loan group and Distribution Date;

     minus

     - in the case of aggregate loan group II, Transfer Payments Made, plus interest thereon, from such loan group and Distribution Date.

     In the event that Depositable Certificates are exchanged for the related classes of Exchangeable Certificates, such Exchangeable Certificates will be entitled to a proportionate share of the principal and interest distributions on each related class of Depositable Certificates that have been deposited. In addition, the Exchangeable Certificates will bear a proportionate share of losses and net interest shortfalls allocable to each related class of Depositable Certificates that have been deposited.

INTEREST

     The classes of offered certificates will have the respective pass-through rates set forth on the cover page hereof or as described below (each, a "PASS-THROUGH RATE").

     The pass-through rate for each class of certificates in aggregate certificate group I for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 1. The pass-through rate for each class of certificates in aggregate certificate group I for the interest accrual period for the first Distribution Date is expected to be approximately 6.41731% per annum.

     The pass-through rate for the Class 2-A-1, Class 2-A-3 and Class 2-A-7 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2 minus the pass through rate of the Class 2-A-X Certificates for the related interest accrual period. The pass-through rate for the Class 2-A-1, Class 2-A-3 and Class 2-A-7 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.00000% per annum.

     The pass-through rates for the Class 2-A-2, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2 minus the sum of (i) the pass through rate of the Class 2-A-X Certificates for the related interest accrual period and (ii) the pass through rate of the Class 2-A-2X, Class 2-A-4X, Class 2-A-5X and Class 2-A-6X Certificates, respectively, for the related interest accrual period. The pass-through rates for the Class 2-A-2, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates for the interest accrual period related to the first Distribution Date are expected to be approximately 5.75000%, 5.50000%, 5.62500% and 5.87500% per annum, respectively.

     The pass-through rate for the Class 2-A-X Certificates for the interest accrual period for (x) any Distribution Date prior to the Distribution Date in December 2016 will be 0.16782%, and (y) any Distribution Date on and after the Distribution Date in December 2016, 0.00000%.

     The pass-through rate for the Class 3-A-1 and Class 3-A-3 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3. The pass-through rate for the Class 3-A-1 and Class 3-A-3 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.00425% per annum.

     The pass-through rates for the Class 3-A-2, Class 3-A-4, Class 3-A-5, Class 3-A-6 and Class 3-A-7 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3 minus the pass through rate of the 3-A-2X, Class 3-A-4X, Class 3-A-5X, Class 3-A-6X and Class 3-A-7X Certificates, respectively, for the related interest accrual period. The pass-through rates for the Class 3-A-2, Class 3-A-4, Class 3-A-5, Class 3-A-6 and Class 3-A-7 Certificates for the interest accrual period related to the first Distribution Date are expected to be approximately 5.75000%, 5.50000%, 5.62500%, 5.87500% and 6.00000% per annum, respectively.

     The pass-through rate for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 4. The pass-through rate for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period for the first Distribution Date is expected to be approximately 5.93152% per annum.

     The pass-through rates for the Class 4-A-3, Class 4-A-4, Class 4-A-5 and Class 4-A-6 Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 4 minus the pass through rate of the 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates, respectively, for the related interest accrual period. The pass-through rates for the Class 4-A-3, Class 4-A-4, Class 4-A-5 and Class 4-A-6 Certificates for the interest accrual period related to the first Distribution Date are expected to be approximately 5.50000%, 5.62500%, 5.75000% and 5.87500% per annum, respectively.

     The pass-through rates for the Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates for the interest accrual period for (x) any Distribution Date prior to the Distribution Date in December 2011 will be 0.43152%, 0.30652%, 0.18152% and 0.05652%, respectively, and (y) any
Distribution Date on or after the Distribution Date in December 2011, 0.00000%.

     The pass-through rate for each class of group II subordinated certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to (1) the sum of the following for each loan group in


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

aggregate loan group II: the product of (x) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in that loan group and (y) the related Subordinated Portion immediately prior to that Distribution Date, divided by (2) the aggregate Class Certificate Balance of the group II subordinated certificates immediately prior to that Distribution Date. The pass-through rate for each class of group II subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.99079% per annum.

     With respect to any Distribution Date, the "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan and any Distribution Date is the Mortgage Rate thereof as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such Due Date) less the related Master Servicing Fee Rate, the trustee fee rate as provided in the pooling and servicing agreement and any lender paid mortgage insurance premiums for such Mortgage Loan (expressed as a per annum percentage of its Stated Principal Balance). The "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE" for any loan group and Distribution Date means the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such Due Date).

     Interest Entitlement. With respect to each Distribution Date, the interest accrual period for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

     On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "INTEREST DISTRIBUTION AMOUNT" for any class will equal the sum of (a) interest at the applicable pass-through rate on the related Class Certificate Balance or notional amount, as the case may be, immediately prior to that Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

ALLOCATION OF NET INTEREST SHORTFALLS

     The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls for that Distribution Date experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups in the related aggregate loan group, with respect to a group of subordinated certificates. With respect to any Distribution Date and loan group, the "NET INTEREST SHORTFALL" is equal to the sum of:

     - any net prepayment interest shortfalls for that loan group and Distribution Date and

     - the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or Debt Service Reduction.

     Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates and the related classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, deemed to be entitled to receive as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

     Each class' pro rata share of the Net Interest Shortfalls will be based on the amount of interest the class otherwise would have been entitled to receive on the Distribution Date. On each Distribution Date, each class of Exchangeable Certificates will be allocated a proportionate share of the Net Interest Shortfalls allocated to the related classes of Depositable Certificates that have been deposited.

     With respect to any Distribution Date, a "NET PREPAYMENT INTEREST SHORTFALL" for a loan group is the amount by which the aggregate of prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the Compensating Interest for that loan group and Distribution Date plus, in the case of any loan group in aggregate loan group II, the excess, if any, of the Compensating Interest for each other loan group in aggregate loan group II over the prepayment interest shortfalls for such other loan group. A "PREPAYMENT INTEREST SHORTFALL" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of the Prepayment Period occurring in the prior month is less than one month's interest at the related Mortgage Rate (net of the Master Servicing Fee Rate) on the Stated Principal Balance of the Mortgage Loan.

     For purposes of allocating Net Interest Shortfalls for a loan group in aggregate loan group II to the group II subordinated certificates on any Distribution Date, the amount of interest each such class of group II subordinated certificates, as applicable, would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will equal an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the related Subordinated Portion relating to the applicable loan group for that Distribution Date; provided, however, that on any Distribution Date after the second Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of group II subordinated certificates based on the amount of interest each such class would otherwise be entitled to receive on that Distribution Date.

     A "RELIEF ACT REDUCTION" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See "Certain Legal Aspects of the Loans--Servicemembers Civil Relief Act" in the prospectus.

     A "DEBT SERVICE REDUCTION" is the modification of the terms of a mortgage loan in the course of a borrower's bankruptcy proceeding, allowing for the reduction of the amount of the monthly payment on the related mortgage loan.

     If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under "-- Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

PRINCIPAL

     General. On each Distribution Date, the Principal Amount for each loan group will be distributed as described above under "--Priority of Distributions Among the Certificates," first as principal with respect to the related classes of senior certificates (other than the related notional amount certificates) in an amount up to the related Senior Principal Distribution Amount for such loan group and second as principal of the related classes of subordinated certificates in an amount up to the related Subordinated Principal Distribution Amount.

     The "PRINCIPAL AMOUNT" for any Distribution Date and loan group will equal the sum of:

     1. all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due Date,

     2. the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,


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

     3. the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

     4. any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

     5. with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

     6. all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

     7. any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date,

     plus

     - in the case of aggregate loan group II, any Transfer Payments Received for such loan group and Distribution Date,

     minus

     - in the case of aggregate loan group II, any Transfer Payments Made for such loan group and Distribution Date.

     For any Distribution Date, the "PRINCIPAL PAYMENT AMOUNT" is equal to all amounts described in clauses 1. through 5. of the definition of Principal Amount and that Distribution Date.

TRANSFER PAYMENTS WITH RESPECT TO AGGREGATE CERTIFICATE GROUP II

     Transfer Payments due to disproportionate principal payments. On each Distribution Date prior to the earlier of the related Senior Credit Support Depletion Date and the second Senior Termination Date with respect to aggregate certificate group II, but after the date on which the aggregate Class Certificate Balance of a senior certificate group related to a loan group in aggregate loan group II has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups in aggregate loan group II. However, principal will not be distributed as described above if on that Distribution Date (a) the related Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of that Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans in aggregate loan group II delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the group II subordinated certificates, is less than 50%. If principal from one loan group in aggregate loan group II is distributed to the senior certificates of another loan group in aggregate loan group II according to this paragraph, the group II subordinated certificates will not receive that principal amount on that Distribution Date.

     Transfer Payment due to disproportionate Realized Losses in one loan group in aggregate loan group II. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group in aggregate loan group II immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) (the "UNDERCOLLATERALIZED GROUP"), then the following will occur:


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

     - the Available Funds in each other loan group in aggregate loan group II that is not an Undercollateralized Group (each, an "OVERCOLLATERALIZED GROUP") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate applicable to the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

     - the portion of the Available Funds in respect of principal on the Mortgage Loans in each Overcollateralized Group, after distributions of principal to the senior certificates of each Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

     Consequently, the group II subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group in aggregate loan group II on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date). If more than one loan group on any Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the Class Certificate Balances of the related senior certificates.

     On each Distribution Date, the "TRANSFER PAYMENT" for the Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the senior certificates in aggregate certificate group II immediately prior to such Distribution Date related to such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group in aggregate loan group II as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date). The Transfer Payment received by the Undercollateralized Group is referred to as a "TRANSFER PAYMENT RECEIVED." The Transfer Payment made by the Overcollateralized Group is referred to as a "TRANSFER PAYMENT MADE."

     All or a portion of the distributions to the group II senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

     Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates:

     -    with respect to loan group 1, in the following order:

          1. to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

          2. concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

     -    with respect to loan group 2, concurrently,

          1. sequentially, to the Class 2-A-1 and Class 2-A-2 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and


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

          2. to the Class 2-A-3 Certificates, until its Class Certificate Balance is reduced to zero;

     -    with respect to loan group 3, concurrently,

          1. sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

          2. to the Class 3-A-3 Certificates, until its Class Certificate Balance is reduced to zero; and

     - with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

     On each Distribution Date, each outstanding class of Exchangeable Certificates will be entitled to receive a proportionate share of the Senior Principal Distribution Amount distributed to the related classes of Depositable Certificates that have been deposited.

     If on any Distribution Date the allocation to the classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the classes of certificates of the applicable Senior Percentage and Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balances to zero.

     The capitalized terms used in this free writing prospectus have the following meanings:

     "PREPAYMENT PERIOD" means with respect to any Distribution Date and Due Date, the period beginning on the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, from December 1, 2006) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

     "DUE DATE" means, with respect to a Mortgage Loan, the date on which scheduled payments are due on the Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the month in which that Distribution Date occurs.

     The "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date and loan group will equal the sum of:

     - the related Senior Percentage of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that loan group and that Distribution Date,

     - for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

          - the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

          - the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,

     - the sum of the related Senior Prepayment Percentage of amounts described in clauses 6. and 7. of the definition of Principal Amount for that loan group and that Distribution Date, and

     - with respect to any loan group in aggregate loan group II, any Transfer Payments Received for that loan group and Distribution Date;


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

provided, however, that, with respect to aggregate loan group II, on any Distribution Date after the second Senior Termination Date, the Senior Principal Distribution Amount for the remaining group II senior certificates will be calculated pursuant to the above formula based on all of the Mortgage Loans in aggregate loan group II, as opposed to only the Mortgage Loans in the related loan group.

     "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of the Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), as reduced by:

     - any previous partial prepayments and liquidation proceeds received and to the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower; and

     - liquidation proceeds allocable to principal received in the prior calendar month and prepayments of principal received through the last day of the related Prepayment Period; and

     - any Deficient Valuation previously applied to reduce the unpaid principal balance of the mortgage loan.

     "Deficient Valuation" means for any mortgage loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such mortgage loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

     The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

     The "LOAN GROUP PRINCIPAL BALANCE" with respect to any loan group equals the aggregate of the Stated Principal Balances of the Mortgage Loans in that loan group.

     The "SENIOR PERCENTAGE" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group (other than the related notional amount certificates) immediately before that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the prior month (after giving effect to principal prepayments received in the Prepayment Period related to such Due Date); provided, however, that, on any Distribution Date after the second Senior Termination Date of a senior certificate group in aggregate certificate group II, the Senior Percentage of the remaining senior certificate group in that aggregate certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates in aggregate certificate group II immediately prior to such Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of all remaining classes of certificates in aggregate certificate group II immediately prior to such Distribution Date.

     With respect to aggregate certificate group I, for any Distribution Date, the "SUBORDINATED PERCENTAGE" will represent the entire interest of the group I subordinated certificates in aggregate loan group I and will be calculated as the difference between 100% and the related Senior Percentage for such Distribution Date.

     With respect to aggregate certificate group II, for any Distribution Date on and prior to the second Senior Termination Date, the "SUBORDINATED PERCENTAGE" for the portion of the group II subordinated certificates relating to a loan group in aggregate loan group II will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the second Senior Termination Date with respect to aggregate certificate group II, the Subordinated Percentage will represent the entire interest of the group II subordinated certificates in the aggregate Stated Principal Balance of the Mortgage Loans in aggregate loan group II and will be calculated as the difference between 100% and the related Senior Percentage for such Distribution Date.


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

     The "SENIOR PREPAYMENT PERCENTAGE" of any senior certificate group and Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the principal balance of the applicable loan group evidenced by the related subordinated certificates. Increasing the respective interest of a group of subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by those subordinated certificates.

     The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group as of the closing date, in which case the Senior Prepayment Percentage for each senior certificate group in the same aggregate certificate group for the Distribution Date) will once again equal 100%.

     The "SUBORDINATED PREPAYMENT PERCENTAGE" for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

     Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for a loan group will occur unless both of the step down conditions listed below are satisfied with respect to each loan group in the related aggregate loan group:

     With respect to aggregate loan group I:

     - the aggregate Stated Principal Balance of the Mortgage Loans in loan group 1 delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the group I subordinated certificates, is less than 50%, and

     - cumulative Realized Losses on the Mortgage Loans in loan group 1 do not exceed

          - commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the aggregate Class Certificate Balance of the group I subordinated certificates as of the closing date (in either case, the "ORIGINAL SUBORDINATE PRINCIPAL BALANCE"),

          - commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the related original subordinate principal balance,

          - commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the related original subordinate principal balance,

          - commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the related original subordinate principal balance, and

          - commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the related original subordinate principal balance.


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

     With respect to any loan group in aggregate loan group II:

     - the aggregate Stated Principal Balance of the Mortgage Loans in a loan group in aggregate loan group II delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (i) if such date is on or prior to the second Senior Termination Date with respect to a senior certificate group in aggregate certificate group II, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group as of the cut-off date, or (ii) if such date is after the second Senior Termination Date with respect to a senior certificate group in aggregate certificate group II, the aggregate Class Certificate Balance of the group II subordinated certificates, is less than 50%, and

     - cumulative Realized Losses on the Mortgage Loans in each loan group do not exceed

          - commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the second Senior Termination Date with respect to a senior certificate group in aggregate certificate group II, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (ii) if such date is after the second Senior Termination Date with respect to a senior certificate group in aggregate certificate group II, the aggregate Class Certificate Balance of the group II subordinated certificates as of the closing date (in either case, the "ORIGINAL SUBORDINATE PRINCIPAL BALANCE"),

          - commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the related original subordinate principal balance,

          - commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the related original subordinate principal balance,

          - commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the related original subordinate principal balance, and

          - commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the related original subordinate principal balance, and

     Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in December 2009, the Aggregate Subordinated Percentage for an aggregate certificate group is at least 200% of that Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied with respect to the related Mortgage Loans and cumulative Realized Losses on the Mortgage Loans in the related aggregate loan group do not exceed 20% of the related original subordinate principal balance, the Senior Prepayment Percentage for each loan group in the related aggregate loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the related Subordinated Percentage and (y) after the Distribution Date in December 2009, the Aggregate Subordinated Percentage for an aggregate certificate group is at least 200% of that Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Mortgage Loans in the related aggregate loan group do not exceed 30% of the original subordinate principal balance (the "TWO TIMES TEST"), the Senior Prepayment Percentage for each loan group in such aggregate loan group will equal the related Senior Percentage.

     The "SENIOR TERMINATION DATE" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

     The "AGGREGATE SUBORDINATED PERCENTAGE" for any aggregate certificate group and Distribution Date is a fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Balance of the subordinated certificates in that aggregate certificate group immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in the related aggregate


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

loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such prior Due Date).

     If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

     Subordinated Principal Distribution Amount for the Subordinated Certificates. On each Distribution Date and with respect to each loan group in an aggregate loan group, to the extent of Available Funds available therefor, the Principal Amount for each such loan group, up to the amount of the Subordinated Principal Distribution Amount for such loan group for the Distribution Date, will be distributed as principal to the related subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from each loan group in the related aggregate loan group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from each loan group in the related aggregate loan group for distribution of principal. Distributions of each Subordinated Principal Distribution Amount will be made sequentially to the related classes of subordinated certificates in the order of their distribution priorities, beginning with the related class of Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

     With respect to each class of subordinated certificates in an aggregate certificate group (other than the related class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full from any loan group in the related aggregate loan group will be made to any of those classes (the "RESTRICTED CLASSES"). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates in the same aggregate certificate group, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

     For any Distribution Date and any class of subordinated certificates, the "APPLICABLE CREDIT SUPPORT PERCENTAGE" is equal to the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates in the same aggregate certificate group which have lower distribution priorities than such class.

     For any Distribution Date and any class of subordinated certificates, the "ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE" is equal to the Applicable Credit Support Percentage for the class on the date of issuance of the certificates.

     The "CLASS SUBORDINATION PERCENTAGE" with respect to any Distribution Date and each class of subordinated certificates will equal the fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates in the same aggregate certificate group, in each case immediately before the Distribution Date.


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

     On the date of issuance of the certificates, the characteristics of the certificates are expected to be as follows:

                                   Beneficial
                                   Interest in                        Original
                                     Related      Initial Credit     Applicable
                                 Aggregate Loan     Enhancement    Credit Support
                                      Group           Level          Percentage
                                 --------------   --------------   --------------
Group I Senior Certificates...       94.25%            5.75%             N/A
Class I-M.....................        2.25%            3.50%            5.75%
Class I-B-1...................        1.20%            2.30%            3.50%
Class I-B-2...................        0.70%            1.60%            2.30%
Class I-B-3...................        0.70%            0.90%            1.60%
Class I-B-4...................        0.55%            0.35%            0.90%
Class I-B-5...................        0.35%            0.00%            0.35%
Group II Senior Certificates..       95.75%            4.25%             N/A
Class II-M....................        2.65%            1.60%            4.25%
Class II-B-1..................        0.60%            1.00%            1.60%
Class II-B-2..................        0.40%            0.60%            1.00%
Class II-B-3..................        0.20%            0.40%            0.60%
Class II-B-4..................        0.20%            0.20%            0.40%
Class II-B-5..................        0.20%            0.00%            0.20%

     For purposes of calculating the Applicable Credit Support Percentages of the group I subordinated certificates and group II subordinated certificates, the Class I-M and Class II-M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of group I subordinated certificates and group II subordinated certificates, respectively. Within the Class I-B and Class II-B Certificates, the distribution priorities within the related subordinated certificate group are in numerical order.

     The "SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT" for any loan group and Distribution Date will equal the sum of:

     - the related Subordinated Percentage for that loan group of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that loan group and that Distribution Date,

     - for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date occurring in the prior month, and

     - the sum of the related Subordinated Prepayment Percentage for that loan group of the amounts described in clauses 6. and 7. of the definition of Principal Amount for that loan group and that Distribution Date minus

     - with respect to any loan group in aggregate loan group II, any Transfer Payments Made for that loan group and Distribution Date.

     With respect to aggregate certificate group II, on any Distribution Date after the second Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the group II subordinated certificates for such Distribution Date with


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

respect to all of the Mortgage Loans in aggregate loan group II as opposed to the Mortgage Loans only in the related loan group.

     Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

ALLOCATION OF LOSSES

     The "SENIOR CREDIT SUPPORT DEPLETION DATE" for an aggregate certificate group is the date on which the aggregate Class Certificate Balance of the subordinated certificates in that aggregate certificate group has been reduced to zero.

     On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated first to the subordinated certificates in the related aggregate certificate group, in reverse order of their priority of distribution, beginning with the related class of subordinated certificates in that aggregate certificate group then outstanding with the lowest distribution priority, in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero and second to the senior certificates of the related senior certificate group (other than the related notional amount certificates) of the related senior certificate group in the following order: (i) in the case of loan group 1, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; (ii) in the case of loan group 2, first, to the Class 2-A-3 Certificates and then, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; (iii) in the case of loan group 3, first, to the Class 3-A-3 Certificates and then, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and (iv) in the case of loan group 4, sequentially, to the Class 4-A-2 and Class 4-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

     On any Distribution Date following the Senior Credit Support Depletion Date, the Class Certificate Balance of each outstanding class of Exchangeable Certificates will also be reduced by a proportionate share of the amount of Realized Losses allocated on that Distribution Date to the related classes of Depositable Certificates that have been deposited and will be increased by a proportionate share of the amount of Subsequent Recoveries allocated on that Distribution Date to the related classes of Depositable Certificates that have been deposited.

     For purposes of allocating losses to the subordinated certificates in an aggregate certificate group, the related class of Class M Certificates will be considered to have a higher distribution priority than each other class of subordinated certificates in the related certificate group.

     Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the related Mortgage Loans than holders of classes that are entitled to receive principal earlier.

     In general, a "REALIZED LOSS" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

     A "LIQUIDATED MORTGAGE LOAN" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

     "SUBSEQUENT RECOVERIES" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries.

                                                                         ANNEX I

        AVAILABLE EXCHANGES OF DEPOSITABLE CERTIFICATES FOR EXCHANGEABLE
                               CERTIFICATES(1)(2)

          CLASSES OF DEPOSITABLE CERTIFICATES               RELATED CLASSES OF EXCHANGEABLE CERTIFICATES
-------------------------------------------------------   ------------------------------------------------
                             ORIGINAL                                           ORIGINAL
                           CERTIFICATE                       CLASSES OF       CERTIFICATE
CLASSES OF DEPOSITABLE      BALANCE OR     PASS-THROUGH     EXCHANGEABLE       BALANCE OR     PASS-THROUGH
     CERTIFICATES        NOTIONAL AMOUNT       RATE         CERTIFICATES    NOTIONAL AMOUNT       RATE
----------------------   ---------------   ------------   ---------------   ---------------   ------------
Recombination 1
Class 2-A-2                $ 22,653,000         (4)         Class 2-A-4       $ 22,653,000         (4)
Class 2-A-2X(3)            $ 22,653,000      0.25000%     Class 2-A-4X(3)     $ 22,653,000      0.50000%

Recombination 2
Class 2-A-2                $ 22,653,000         (4)         Class 2-A-5       $ 22,653,000         (4)
Class 2-A-2X(3)            $ 22,653,000      0.25000%     Class 2-A-5X(3)     $ 22,653,000      0.37500%

Recombination 3
Class 2-A-2                $ 22,653,000         (4)         Class 2-A-6       $ 22,653,000         (4)
Class 2-A-2X(3)            $ 22,653,000      0.25000%     Class 2-A-6X(3)     $ 22,653,000      0.12500%

Recombination 4
Class 2-A-2                $ 22,653,000         (4)         Class 2-A-7       $ 22,653,000         (5)
Class 2-A-2X(3)            $ 22,653,000      0.25000%

Recombination 5
Class 3-A-2                $ 45,315,000         (6)         Class 3-A-4       $ 45,315,000         (6)
Class 3-A-2X(3)            $ 45,315,000      0.25425%     Class 3-A-4X(3)     $ 45,315,000      0.50425%

Recombination 6
Class 3-A-2                $ 45,315,000         (6)         Class 3-A-5       $ 45,315,000         (6)
Class 3-A-2X(3)            $ 45,315,000      0.25425%     Class 3-A-5X(3)     $ 45,315,000      0.37925%

Recombination 7
Class 3-A-2                $ 45,315,000         (6)         Class 3-A-6       $ 45,315,000         (6)
Class 3-A-2X(3)            $ 45,315,000      0.25425%     Class 3-A-6X(3)     $ 45,315,000      0.12925%

Recombination 8
Class 3-A-2                $ 45,315,000         (6)         Class 3-A-7       $ 45,315,000         (6)
Class 3-A-2X(3)            $ 45,315,000      0.25425%     Class 3-A-7X(3)     $ 45,315,000      0.00425%

Recombination 9
Class 4-A-1                $316,754,000         (7)         Class 4-A-3       $316,754,000         (8)
                                                          Class 4-A-3X(3)     $316,754,000         (9)

Recombination 10
Class 4-A-1                $316,754,000         (7)         Class 4-A-4       $316,754,000         (8)
                                                          Class 4-A-4X(3)     $316,754,000         (9)

Recombination 11
Class 4-A-1                $316,754,000         (7)         Class 4-A-5       $316,754,000         (8)
                                                          Class 4-A-5X(3)     $316,754,000         (9)
Recombination 12
Class 4-A-1                $316,754,000         (7)         Class 4-A-6       $316,754,000         (8)
                                                          Class 4-A-6X(3)     $316,754,000         (9)

----------
(1) Depositable Certificates and Exchangeable Certificates may be exchanged only in the proportions shown in this Annex I. In any exchange, the relative proportions of the Depositable Certificates to be delivered (or, if applicable, received) in such exchange will equal the proportions reflected by the outstanding class certificate balances or notional amounts of the related Depositable Certificates at the time of exchange.

(2) If, as a result of a proposed exchange, a certificateholder would hold a Depositable Certificate or Exchangeable Certificate of a class in an amount less than the applicable minimum denomination for that class, the certificateholder will be unable to effect the proposed exchange.

(3) The Class 2-A-2X, Class 2-A-4X, Class 2-A-5X, Class 2-A-6X, Class 3-A-2X, Class 3-A-4X, Class 3-A-5X, Class 3-A-6X, Class 3-A-7X, Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates are interest only notional amount certificates.

(4) The pass-through rate for the Class 2-A-2, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2 minus the sum of (i) the pass-through rate of the Class 2-A-X Certificates and (ii) the pass-through rate of the Class 2-A-2X, Class 2-A-4X, Class 2-A-5X and Class 2-A-6X Certificates, respectively.

(5) The pass-through rate for the Class 2-A-7 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 2, minus the pass-through rate of the Class 2-A-X Certificates.

(6) The pass-through rate for the Class 3-A-2, Class 3-A-4, Class 3-A-5, Class 3-A-6 and Class 3-A-7 certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 3 minus the pass-through rate of the Class 3-A-2X, Class 3-A-4X, Class 3-A-5X, Class 3-A-6X and Class 3-A-7X Certificates, respectively.

(7) The pass-through rate for the Class 4-A-1 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 4.

(8) The pass-through rate for the Class 4-A-3, Class 4-A-4, Class 4-A-5 and Class 4-A-6 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group 4 minus the pass-through rate of the Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates, respectively.

(9) The pass-through rate for the Class 4-A-3X, Class 4-A-4X, Class 4-A-5X and Class 4-A-6X Certificates for the interest accrual period related to (x) any Distribution Date prior to the Distribution Date in December 2011 will be 0.43152%, 0.30652%, 0.18152% and 0.05652%, respectively, and (y) any
     Distribution Date on or after the Distribution Date in December 2011, 0.00000%.


                                       I-2